UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09819

STATE STREET INSTITUTIONAL INVESTMENT TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Sean O’Malley, Esq. Senior Vice President and General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Timothy W. Diggins, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Annual Report
September 30, 2022
State Street Institutional Investment Trust
State Street U.S. Core Equity Fund
State Street Income Fund
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may find the fund’s prospectus and other information about the fund online at www.ssga.com or you also may get this information at no cost by calling 1-800-242-0134 or by sending an e-mail request to Statestreetfunds@ssga.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust
Annual Report
September 30, 2022

The information contained in this report is intended for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Funds. You may find the fund’s prospectus and other information about the fund online at www.ssga.com or you also may get this information at no cost by calling 1-800-242-0134 or by sending an e-mail request to Statestreetfunds@ssga.com. Please read the prospectus carefully before you invest.

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State Street Institutional Investment Trust
Notes to Performance — September 30, 2022 (Unaudited)
The information provided on the performance pages relates to the State Street U.S. Core Equity Fund and State Street Income Fund (each, a “Fund” and collectively, the “Funds”).
Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.
The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-800-242-0134 or visit the Funds’ website at www.ssga.com for the most recent month-end performance data.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.
The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Investment Trust and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. ("SSGA FM" or the "Adviser") for investment advisory and administrative services.
Notes to Performance	1

State Street U.S. Core Equity Fund
Management Discussion of Fund Performance — September 30, 2022 (Unaudited)
The State Street U.S. Core Equity Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was -16.76% and the Index was -15.47%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Primary drivers of Fund performance during the Reporting Period relative to the Index included the negative impact of sector positioning, underperformance in the information technology (IT) sector, and outperformance in the healthcare sector. In a volatile market, the Fund is slightly ahead of the Index year-to-date in 2022, but lagged at the end of 2021 as a resurgence in COVID-19 disrupted the reopening optimism.
For the Reporting Period, the Fund’s sector positioning dragged on relative returns with an overweight in communication services, the weakest performing sector in the index, and underweights in defensive sectors like consumer staples and utilities, which outperformed. The Fund was also underweight in energy, the top returning sector for the Reporting Period, as high oil prices driven by the economic reopening as well as the Russian invasion of Ukraine drove equities in the sector higher. The negative impact of the energy underweight was offset by stock selection in the sector leading to positive relative contribution overall.
In IT, the Fund had negative stock selection most notably in the software and semiconductor segments, where higher rates and fears of economic contraction impacted sentiment. In addition, semiconductor holdings were impacted by supply chain disruptions and turmoil in China’s economy, which impacted demand.
The Fund saw strength in healthcare. While we are underweight defensive sectors generally due to high valuations, we do gain defensive exposure in healthcare, where we find more compelling quality along with reasonable valuation relative to growth prospects. In the Reporting Period, the Fund benefitted from positions in pharmaceutical companies like Vertex Pharmaceuticals, which has had strong results in its cystic fibrosis drug and has a long runway of pipeline visibility in our view. Outside of pharma, the Fund also outperformed in healthcare services, for example with UnitedHealth Group, whose strong market position in managed care has led to resilient results.
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures added slightly to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were UnitedHealth Group, Vertex Pharmaceuticals and ConocoPhillips. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Alphabet, Meta Platforms and Amazon.com.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
2	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Performance Summary — September 30, 2022 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $5,200,030 (in thousands) as of September 30, 2022 (a)
Top Ten Largest Holdings
as of September 30, 2022 (as a % of Fair Value) (a)
Microsoft Corp.	6.40%
Apple Inc.	5.92%
Amazon.com Inc.	4.49%
Alphabet Inc., Class A	3.90%
Johnson & Johnson	2.64%
ConocoPhillips	2.47%
UnitedHealth Group Inc.	2.43%
Merck & Company Inc.	1.91%
Mastercard Inc., Class A	1.86%
NextEra Energy Inc.	1.77%

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street U.S. Core Equity Fund	3

State Street U.S. Core Equity Fund
Performance Summary, continued — September 30, 2022 (Unaudited)
Average Annual Total Return for the periods ended September 30, 2022
Inception date 1/1/80
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street U.S. Core Equity Fund	(16.76)%	9.84%	11.76%	$30,409
S&P 500® Index	(15.47)%	9.24%	11.70%	$30,244
Change in Value of a $10,000 Investment
4	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Understanding Your Fund’s Expenses — September 30, 2022 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2022.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2022	$1,000.00	$1,000.00
Ending Account value September 30, 2022	$ 804.40	$1,024.30
Expenses Paid During Period*	$ 0.72	$ 0.81
*	Expenses are equal to the Fund's annualized expense ratio of 0.16% (for the period April 1, 2022 - September 30, 2022), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street U.S. Core Equity Fund	5

State Street U.S. Core Equity Fund
Schedule of Investments — September 30, 2022
	Number of Shares	Fair Value
Common Stock - 99.6% †
Aerospace & Defense - 0.7%
Raytheon Technologies Corp.	426,064	$ 34,877,599
Apparel Retail - 1.1%
Ross Stores Inc.	673,194	56,730,058
Application Software - 2.5%
Adobe Inc. (a)	77,384	21,296,077
Intuit Inc.	29,973	11,609,142
Salesforce Inc. (a)	625,298	89,942,864
Splunk Inc. (a)	64,425	4,844,760
		127,692,843
Auto Parts & Equipment - 0.6%
Magna International Inc.	615,605	29,191,989
Automobile Manufacturers - 1.2%
Ford Motor Co.	2,486,039	27,843,637
Tesla Inc. (a)	121,431	32,209,573
		60,053,210
Automotive Retail - 0.9%
O'Reilly Automotive Inc. (a)	69,630	48,974,260
Biotechnology - 1.9%
BioMarin Pharmaceutical Inc. (a)	287,378	24,361,033
Seagen Inc. (a)	18,871	2,582,119
Vertex Pharmaceuticals Inc. (a)	240,142	69,530,715
		96,473,867
Building Products - 0.9%
Allegion PLC	139,560	12,515,741
Trane Technologies PLC	228,618	33,106,172
		45,621,913
Cable & Satellite - 0.6%
Charter Communications Inc., Class A (a)	33,994	10,312,080
Comcast Corp., Class A	673,034	19,740,087
		30,052,167
Communications Equipment - 0.1%
Cisco Systems Inc.	183,520	7,340,800
Construction Materials - 0.4%
Martin Marietta Materials Inc.	59,039	19,015,872
	Number of Shares	Fair Value
Data Processing & Outsourced Services - 5.0%
Fidelity National Information Services Inc.	717,829	$ 54,246,337
Mastercard Inc., Class A	339,908	96,649,441
PayPal Holdings Inc. (a)	288,685	24,847,118
Visa Inc., Class A	476,401	84,632,638
		260,375,534
Diversified Banks - 0.8%
JPMorgan Chase & Co.	413,349	43,194,971
Diversified Support Services - 0.5%
Cintas Corp.	63,202	24,534,384
Electric Utilities - 2.2%
American Electric Power Company Inc.	229,633	19,851,773
NextEra Energy Inc.	1,169,634	91,711,002
		111,562,775
Electrical Components & Equipment - 0.1%
Generac Holdings Inc. (a)	41,289	7,355,222
Electronic Components - 1.4%
Amphenol Corp., Class A	810,432	54,266,527
Corning Inc.	603,319	17,508,317
		71,774,844
Environmental & Facilities Services - 0.6%
Waste Management Inc.	202,280	32,407,279
Financial Exchanges & Data - 2.8%
CME Group Inc.	195,074	34,553,458
MSCI Inc.	58,737	24,774,679
S&P Global Inc.	278,340	84,991,119
		144,319,256
Footwear - 0.1%
NIKE Inc., Class B	49,632	4,125,412
Healthcare Equipment - 3.9%
Becton Dickinson & Co.	83,613	18,631,485
Boston Scientific Corp. (a)	1,857,135	71,926,839
IDEXX Laboratories Inc. (a)	78,684	25,635,247
Medtronic PLC	491,514	39,689,756
Stryker Corp.	123,693	25,052,780
Teleflex Inc.	110,890	22,339,899
		203,276,006

See Notes to Schedules of Investments and Notes to Financial Statements.
6	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2022
	Number of Shares	Fair Value
Healthcare Services - 0.3%
Cigna Corp.	63,064	$ 17,498,368
Home Improvement Retail - 1.5%
Lowe's Companies Inc.	318,938	59,899,746
The Home Depot Inc.	62,700	17,301,438
		77,201,184
Hotels, Resorts & Cruise Lines - 0.4%
Marriott International Inc., Class A	150,523	21,094,293
Household Products - 1.3%
Colgate-Palmolive Co.	285,595	20,063,049
The Procter & Gamble Co.	392,749	49,584,561
		69,647,610
Hypermarkets & Super Centers - 1.2%
Costco Wholesale Corp.	39,101	18,466,229
Walmart Inc.	356,150	46,192,655
		64,658,884
Industrial Conglomerates - 1.5%
Honeywell International Inc.	457,268	76,350,038
Industrial Gases - 1.1%
Air Products & Chemicals Inc. (b)	255,067	59,361,743
Industrial Machinery - 1.3%
Parker-Hannifin Corp.	275,960	66,867,868
Insurance Brokers - 0.3%
Marsh & McLennan Companies Inc.	109,989	16,420,258
Integrated Oil & Gas - 0.9%
Chevron Corp.	323,408	46,464,027
Interactive Home Entertainment - 0.3%
Activision Blizzard Inc. (b)	228,155	16,961,043
Interactive Media & Services - 5.8%
Alphabet Inc., Class C (a)	317,260	30,504,549
Alphabet Inc., Class A (a)	2,119,743	202,753,418
Meta Platforms Inc., Class A (a)	516,332	70,055,926
		303,313,893
	Number of Shares	Fair Value
Internet & Direct Marketing Retail - 4.5%
Amazon.com Inc. (a)(b)	2,065,583	$ 233,410,879
Investment Banking & Brokerage - 1.7%
The Charles Schwab Corp.	1,239,536	89,085,452
IT Consulting & Other Services - 0.4%
Accenture PLC, Class A	75,800	19,503,340
Life & Health Insurance - 0.1%
Lincoln National Corp.	143,295	6,292,083
Life Sciences Tools & Services - 1.2%
IQVIA Holdings Inc. (a)	352,998	63,942,058
Managed Healthcare - 2.9%
Humana Inc.	53,653	26,031,899
UnitedHealth Group Inc.	250,308	126,415,552
		152,447,451
Movies & Entertainment - 0.5%
The Walt Disney Co. (a)	269,815	25,451,649
Multi-Line Insurance - 0.3%
American International Group Inc.	334,927	15,902,334
Multi-Sector Holdings - 1.3%
Berkshire Hathaway Inc., Class B (a)	260,281	69,500,233
Multi-Utilities - 1.0%
Sempra Energy	337,840	50,655,730
Oil & Gas Equipment & Services - 0.8%
Schlumberger N.V.	1,164,642	41,810,648
Oil & Gas Exploration & Production - 3.2%
ConocoPhillips	1,257,359	128,678,120
Pioneer Natural Resources Co.	167,983	36,373,359
		165,051,479
Packaged Foods & Meats - 0.7%
Mondelez International Inc., Class A	644,946	35,362,389
Personal Products - 0.4%
The Estee Lauder Companies Inc., Class A	91,283	19,708,000

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street U.S. Core Equity Fund	7

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2022
	Number of Shares	Fair Value
Pharmaceuticals - 5.8%
AstraZeneca PLC ADR	374,139	$ 20,517,783
Bristol-Myers Squibb Co.	532,309	37,841,847
Elanco Animal Health Inc. (a)	452,332	5,613,440
Johnson & Johnson	840,197	137,254,582
Merck & Company Inc.	1,155,693	99,528,281
		300,755,933
Property & Casualty Insurance - 1.3%
Chubb Ltd.	371,048	67,486,210
Railroads - 0.7%
Union Pacific Corp.	180,962	35,255,017
Regional Banks - 2.6%
First Republic Bank	587,459	76,692,772
SVB Financial Group (a)	179,724	60,347,725
		137,040,497
Restaurants - 0.7%
McDonald's Corp.	162,250	37,437,565
Semiconductor Equipment - 1.3%
Applied Materials Inc.	804,218	65,889,581
Semiconductors - 4.6%
Advanced Micro Devices Inc. (a)	1,206,427	76,439,215
NVIDIA Corp.	325,973	39,569,862
QUALCOMM Inc.	803,916	90,826,430
Texas Instruments Inc.	221,998	34,360,850
		241,196,357
Soft Drinks - 1.3%
Monster Beverage Corp. (a)	200,106	17,401,218
PepsiCo Inc.	298,956	48,807,556
		66,208,774
Specialized REITs - 1.5%
American Tower Corp.	363,022	77,940,823
	Number of Shares	Fair Value
Specialty Chemicals - 0.5%
DuPont de Nemours Inc.	276,891	$ 13,955,306
Ecolab Inc.	76,521	11,051,163
		25,006,469
Systems Software - 7.6%
Microsoft Corp.	1,427,680	332,506,672
Oracle Corp.	309,636	18,909,471
ServiceNow Inc. (a)	114,209	43,126,460
		394,542,603
Technology Hardware, Storage & Peripherals - 5.9%
Apple Inc.	2,228,367	307,960,319
Trading Companies & Distributors - 1.4%
United Rentals Inc. (a)	271,785	73,414,564
Trucking - 0.0%*
Lyft Inc., Class A (a)	177,456	2,337,096
Wireless Telecommunication Services - 1.2%
T-Mobile US Inc. (a)	461,080	61,863,104
Total Common Stock (Cost $4,061,882,158)		5,177,248,107
Short-Term Investments - 0.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.98% (c)(d) (Cost $22,781,784)	22,781,784	22,781,784
Total Investments (Cost $4,084,663,942)		5,200,029,891
Liabilities in Excess of Other Assets, net - (0.0)%*		(1,404,604)
NET ASSETS - 100.0%		$ 5,198,625,287

Other Information:
The Fund had the following short futures contracts open at September 30, 2022:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-mini Index Futures	December 2022	247	(48,704,082)	(44,478,525)	$ 4,225,557
See Notes to Schedules of Investments and Notes to Financial Statements.
8	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2022
During the year ended September 30, 2022, the average notional value related to long and short futures contracts were $31,295,132 and $9,861,628, respectively.
(a)	Non-income producing security.
(b)	At September 30, 2022, all or a portion of this security was pledged to cover collateral requirements for futures contracts.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2022.
*	Less than 0.05%.
Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2022:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 5,177,248,107	$ —	$ —	$ 5,177,248,107
Short-Term Investments	22,781,784	—	—	22,781,784
Total Investments in Securities	$ 5,200,029,891	$ —	$ —	$ 5,200,029,891
Other Financial Instruments
Short Futures Contracts - Unrealized Appreciation	$ 4,225,557	$ —	$ —	$ 4,225,557
Total Other Financial Instruments	$ 4,225,557	$ —	$ —	$ 4,225,557

Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	94,639,589	$94,639,589	$893,629,651	$965,487,456	$—	$—	22,781,784	$22,781,784	$640,540
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street U.S. Core Equity Fund	9

State Street Income Fund
Management Discussion of Fund Performance — September 30, 2022 (Unaudited)
The investment objective of the State Street Income Fund (the “Fund”) is to seek high current income and preservation of capital by investing primarily in debt securities. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund’s Investment Class was -15.48% and the Index was -14.60%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Sector allocation and duration had a negative impact on performance and were the primary drivers of Fund performance relative to the Index during the Reporting Period, while security selection had a modest positive impact. Our view in the fourth quarter of 2021 was that the rebound in inflation data could challenge the U.S Federal Reserve’s (the "Fed") deliberate approach to tightening monetary policy and, as a result, pressure economic growth during the Reporting Period. This more cautious outlook had the Fund begin the Reporting Period with a modest over-weight to duration and credit sectors. During the Reporting Period, Russia’s invasion of Ukraine caused commodity prices, and thereby inflation, to rise significantly, resulting in a historically rapid tightening of monetary policy from the Fed. Reflecting this more rapid tightening of monetary policy, the yield on the 2 year U.S. Treasury note increased from 0.28% to 4.28% and the yield on the 10 year U.S. Treasury note increased from 1.49% to 3.83%, during the Reporting Period.
As mentioned above, interest rates rose significantly during the Reporting Period, and the modest duration over-weight position, which was eliminated in mid-February, contributed negatively to Fund performance relative to its Benchmark. Credit performance versus duration-equivalent treasuries was negative over the Reporting Period, with investment-grade-credit and high-yield under-performing risk-free assets during the Reporting Period. The Fund’s modest asset allocation over-weight to investment-grade credit and high yield, generated negative excess returns to the Index.
Security selection in the commercial mortgage-backed securities and agency mortgage-backed securities allocations generated positive excess returns as our bottom-up fundamental underwriting assisted our portfolio construction process to select higher value securities. IG credit was a very modest detractor (4bps impact to top line).
The Fund used treasury futures and index credit default swaps in order to actively manage duration and credit spread duration during the Reporting Period. The Fund’s use of treasury futures and index credit default swaps detracted from Fund performance relative to the Index.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
10	State Street Income Fund

State Street Income Fund
Performance Summary — September 30, 2022 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $1,555,038 (in thousands) as of September 30, 2022 (a)
Quality Ratings
as of September 30, 2022 as a % of Fair Value (a)*
Moody’s / S&P / Rating	Percentage of Fair Value
Aaa / AAA	4.95%
Aa / AA	52.08%
A / A	7.07%
Baa / BBB	20.84%
Ba / BB and lower	2.10%
NR / Other	12.96%
100.00%

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
State Street Income Fund	11

State Street Income Fund
Performance Summary, continued — September 30, 2022 (Unaudited)
Average Annual Total Return for the periods ended September 30, 2022
Inception date 1/3/80
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Income Fund	(15.48)%	(0.27)%	1.12%	$11,174
Bloomberg U.S. Aggregate Bond Index	(14.60)%	(0.27)%	0.89%	$10,927
Change in Value of a $10,000 Investment
12	State Street Income Fund

State Street Income Fund
Understanding Your Fund’s Expenses — September 30, 2022 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2022.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2022	$1,000.00	$1,000.00
Ending Account value September 30, 2022	$ 902.90	$1,024.10
Expenses Paid During Period*	$ 0.95	$ 1.01
*	Expenses are equal to the Fund's annualized expense ratio of 0.20% (for the period April 1, 2022 - September 30, 2022), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Income Fund	13

State Street Income Fund
Schedule of Investments — September 30, 2022
	Principal Amount	Fair Value
Bonds and Notes - 94.8% †
U.S. Treasuries - 32.2%
U.S. Treasury Bonds
1.88%, 02/15/41 - 02/15/51	$ 42,775,000	$ 29,669,021
2.25%, 08/15/46 (a)	14,576,000	10,490,165
2.38%, 02/15/42	8,248,000	6,320,030
3.00%, 08/15/48 (a)	31,799,000	26,875,124
U.S. Treasury Notes
0.25%, 07/31/25 (a)	57,738,000	51,598,827
0.63%, 10/15/24 (a)	16,223,000	15,078,518
0.75%, 12/31/23 - 01/31/28 (a)	172,511,000	152,019,774
1.13%, 01/15/25 (a)	29,962,000	27,909,135
1.25%, 11/30/26 (a)	28,947,000	25,762,830
1.50%, 02/29/24 (a)	19,853,000	19,089,125
1.63%, 05/15/31 (a)	58,861,000	49,415,649
1.75%, 01/31/29 (a)	13,892,000	12,131,623
2.63%, 02/15/29 (a)	11,059,000	10,188,968
2.88%, 05/15/32 (a)	8,792,000	8,133,974
3.00%, 06/30/24 (a)	16,400,000	16,041,250
		460,724,013
Agency Mortgage Backed - 22.4%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/43 - 10/01/49 (a)	40,685,878	35,925,408
4.50%, 06/01/33 - 02/01/35 (a)	39,080	38,286
5.00%, 07/01/35 (a)	342,170	343,110
5.50%, 01/01/38 - 04/01/39 (a)	585,221	600,190
6.00%, 06/01/33 - 11/01/37 (a)	1,210,889	1,263,635
6.50%, 07/01/29 (a)	10,508	10,704
7.00%, 01/01/27 - 08/01/36 (a)	292,655	308,963
7.50%, 01/01/28 - 09/01/33 (a)	24,650	25,524
8.00%, 11/01/30 (a)	1,855	1,950
8.50%, 04/01/30 (a)	4,154	4,611
Federal National Mortgage Assoc.
2.50%, 02/01/51 - 03/01/51 (a)	50,986,258	42,956,438
3.00%, 03/01/50 (a)	7,134,389	6,260,122
3.50%, 08/01/45 - 01/01/48 (a)	16,177,662	14,789,961
4.00%, 01/01/41 - 01/01/50 (a)	18,859,432	17,785,484
	Principal Amount	Fair Value
4.50%, 07/01/33 - 12/01/48 (a)	$ 9,421,075	$ 9,134,897
5.00%, 03/01/34 - 05/01/39 (a)	854,026	856,758
5.50%, 12/01/32 - 01/01/39 (a)	3,033,788	3,104,752
6.00%, 02/01/33 - 05/01/41 (a)	5,616,226	5,855,172
6.50%, 02/01/29 - 08/01/36 (a)	182,487	189,252
7.00%, 10/01/32 - 02/01/34 (a)	36,251	37,620
7.50%, 11/01/22 - 03/01/33 (a)	99,872	105,003
8.00%, 06/01/24 - 10/01/31 (a)	33,822	34,673
8.50%, 04/01/30 (a)	8,362	9,031
Federal National Mortgage Assoc. 1.60% + 3 month USD LIBOR
2.97%, 04/01/37 (a)(b)	12,967	12,823
Federal National Mortgage Assoc. TBA
2.00%, 10/01/37 - 10/01/52 (c)	55,686,067	45,631,237
2.50%, 10/01/52 (c)	19,268,125	16,166,651
3.00%, 10/01/52 (c)	8,160,439	7,089,390
3.50%, 10/01/52 (c)	15,024,987	13,503,136
4.00%, 10/01/52 (c)	8,550,933	7,924,945
4.50%, 10/01/52 (c)	5,237,141	4,983,375
5.00%, 10/01/52 (c)	2,140,903	2,085,559
Government National Mortgage Assoc.
3.00%, 12/20/42 - 05/20/45 (a)	40,297,117	36,277,254
3.50%, 08/20/48 (a)	6,394,342	5,892,534
4.00%, 01/20/41 - 04/20/43 (a)	5,002,597	4,794,589
4.50%, 08/15/33 - 03/20/41 (a)	2,033,954	2,000,573
5.00%, 08/15/33 (a)	109,220	111,044
6.00%, 04/15/27 - 04/15/35 (a)	421,808	440,905
6.50%, 01/15/24 - 09/15/36 (a)	281,114	293,199
7.00%, 03/15/26 - 10/15/36 (a)	221,786	232,503
7.50%, 11/15/22 - 10/15/28 (a)	58,854	59,825
8.00%, 12/15/29 - 05/15/30 (a)	953	999

See Notes to Schedules of Investments and Notes to Financial Statements.
14	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Government National Mortgage Assoc. 1.50% + 1 year CMT Rate
1.63%, 08/20/23 - 09/20/24 (a)(b)	$ 342	$ 337
1.75%, 10/20/24 - 10/20/25 (a)(b)	528	512
2.63%, 01/20/24 - 03/20/24 (a)(b)	283	278
2.88%, 04/20/24 (a)(b)	217	214
Government National Mortgage Assoc. TBA
2.00%, 10/01/52 (c)	21,407,952	17,778,897
2.50%, 10/01/52 (c)	12,849,028	11,012,671
4.00%, 10/01/52 (c)	5,142,447	4,795,579
		320,730,573
Agency Collateralized Mortgage Obligations - 0.7%
Federal Home Loan Mortgage Corp.
0.08%, 09/25/43 (a)(b)(d)	3,615,937	10,828
2.51%, 07/25/29 (a)	6,504,000	5,748,675
4.05%, 09/25/28 (a)(b)	1,713,000	1,666,625
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/30 (a)(d)	132,096	1,694
5.50%, 06/15/33 (a)(d)	101,020	16,769
7.50%, 07/15/27 (a)(d)	3,511	361
Federal Home Loan Mortgage Corp. STRIPS
0.00%, 08/01/27 (a)(e)	2,781	2,578
8.00%, 02/01/23 - 07/01/24 (a)(d)	2,868	152
Federal National Mortgage Assoc. REMIC
1.15%, 12/25/42 (a)(b)(d)	514,311	18,001
5.00%, 02/25/40 - 09/25/40 (a)(d)	260,300	28,763
Federal National Mortgage Assoc. REMIC 6.00% - 3 month USD LIBOR
2.92%, 07/25/38 (a)(b)(d)	130,051	11,364
Federal National Mortgage Assoc. REMIC 6.55% - 3 month USD LIBOR
3.47%, 11/25/41 (a)(b)(d)	15,855,768	1,895,459
Federal National Mortgage Assoc. STRIPS
0.00%, 12/25/34 (a)(e)	99,437	77,490
4.50%, 08/25/35 - 01/25/36 (a)(d)	222,241	28,815
	Principal Amount	Fair Value
5.00%, 03/25/38 - 05/25/38 (a)(d)	$ 135,993	$ 20,938
5.50%, 12/25/33 (a)(d)	39,500	7,473
6.00%, 01/25/35 (a)(d)	162,618	28,830
7.50%, 11/25/23 (a)(d)	5,219	119
8.00%, 08/25/23 - 07/25/24 (a)(d)	5,814	303
		9,565,237
Asset Backed - 0.4%
Chase Funding Trust 2004-1
4.99%, 11/25/33 (f)	280,767	276,808
Enterprise Fleet Financing 2019-1 LLC
3.07%, 10/20/24 (g)	2,263,520	2,262,962
Ford Credit Auto Owner Trust 2020-B
0.56%, 10/15/24	3,385,565	3,343,087
		5,882,857
Corporate Notes - 32.1%
3M Co.
3.13%, 09/19/46 (a)	422,000	279,111
7-Eleven Inc.
0.95%, 02/10/26 (a)(g)	2,113,000	1,822,822
Abbott Laboratories
3.75%, 11/30/26 (a)	569,000	552,493
4.90%, 11/30/46 (a)	463,000	445,341
AbbVie Inc.
2.60%, 11/21/24 (a)	861,000	820,163
2.95%, 11/21/26 (a)	851,000	778,554
3.20%, 05/14/26 - 11/21/29 (a)	1,245,000	1,120,602
4.05%, 11/21/39 (a)	355,000	287,497
4.25%, 11/21/49 (a)	697,000	559,287
4.40%, 11/06/42 (a)	289,000	239,936
4.63%, 10/01/42 (a)	68,000	57,787
4.70%, 05/14/45 (a)	124,000	105,343
4.88%, 11/14/48 (a)	117,000	102,738
Advance Auto Parts Inc.
3.90%, 04/15/30 (a)	1,424,000	1,225,267
Advanced Micro Devices Inc.
4.39%, 06/01/52 (a)	590,000	499,701
AEP Texas Inc.
3.45%, 05/15/51 (a)	919,000	639,284
Aetna Inc.
3.50%, 11/15/24 (a)	446,000	433,673
Aircastle Ltd.
4.25%, 06/15/26 (a)	627,000	562,275

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	15

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Alcoa Nederland Holding BV
5.50%, 12/15/27 (a)(g)	$ 1,047,000	$ 975,856
Alcon Finance Corp.
2.60%, 05/27/30 (a)(g)	358,000	288,423
3.80%, 09/23/49 (a)(g)	200,000	144,102
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (a)	360,000	253,422
2.95%, 03/15/34 (a)	633,000	489,682
3.55%, 03/15/52 (a)	532,000	362,484
4.70%, 07/01/30 (a)	216,000	201,867
Ally Financial Inc.
2.20%, 11/02/28 (a)	791,000	611,759
Altria Group Inc.
3.40%, 05/06/30 - 02/04/41 (a)	468,000	321,116
4.00%, 02/04/61 (a)	176,000	107,990
4.25%, 08/09/42 (a)	50,000	34,179
4.45%, 05/06/50 (a)	236,000	157,672
4.50%, 05/02/43 (a)	163,000	114,825
Amazon.com Inc.
1.50%, 06/03/30 (a)	264,000	208,370
2.50%, 06/03/50 (a)	327,000	203,966
2.70%, 06/03/60 (a)	252,000	149,302
2.88%, 05/12/41 (a)	555,000	404,823
3.25%, 05/12/61 (a)	414,000	278,734
4.25%, 08/22/57 (a)	109,000	91,031
Ameren Corp.
2.50%, 09/15/24 (a)	1,271,000	1,206,751
3.65%, 02/15/26 (a)	277,000	263,020
American Electric Power Company Inc.
2.30%, 03/01/30 (a)	303,000	242,009
3.25%, 03/01/50 (a)	252,000	162,280
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter)
5.75%, 04/01/48 (a)(b)	110,000	101,750
American Tower Corp.
1.50%, 01/31/28 (a)	1,027,000	822,606
2.90%, 01/15/30 (a)	363,000	297,998
3.70%, 10/15/49 (a)	212,000	144,921
3.80%, 08/15/29 (a)	445,000	390,968
American Water Capital Corp.
2.95%, 09/01/27 (a)	328,000	297,729
Amgen Inc.
2.00%, 01/15/32 (a)	565,000	431,971
2.45%, 02/21/30 (a)	149,000	122,989
	Principal Amount	Fair Value
3.00%, 01/15/52 (a)	$ 345,000	$ 217,788
3.15%, 02/21/40 (a)	608,000	438,435
3.38%, 02/21/50 (a)	164,000	112,015
4.66%, 06/15/51 (a)	124,000	104,804
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (a)	1,145,000	930,393
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	735,000	706,695
4.70%, 02/01/36 (a)	181,000	163,179
4.90%, 02/01/46 (a)	400,000	346,676
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (a)	406,000	362,249
4.00%, 04/13/28 (a)	129,000	122,528
4.35%, 06/01/40 (a)	395,000	334,292
4.38%, 04/15/38 (a)	639,000	546,230
4.50%, 06/01/50 (a)	313,000	257,364
4.60%, 04/15/48 (a)	230,000	190,659
4.75%, 04/15/58 (a)	178,000	144,899
5.55%, 01/23/49 (a)	419,000	394,149
ANZ Bank New Zealand Ltd. (5.55% fixed rate until 08/11/27; 3.00% + 5 year CMT Rate thereafter)
5.55%, 08/11/32 (b)(g)	1,791,000	1,737,570
Aon Corp./Aon Global Holdings PLC
2.90%, 08/23/51 (a)	634,000	393,790
Apollo Management Holdings LP
2.65%, 06/05/30 (a)(g)	307,000	245,760
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter)
4.95%, 01/14/50 (a)(b)(g)	374,000	320,810
Apple Inc.
2.20%, 09/11/29 (a)	404,000	344,325
2.65%, 02/08/51 (a)	395,000	259,191
2.80%, 02/08/61 (a)	442,000	276,988
2.95%, 09/11/49 (a)	266,000	187,756
3.35%, 02/09/27 (a)	194,000	185,287
3.45%, 02/09/45 (a)	678,000	534,156
3.85%, 08/04/46 (a)	611,000	506,110
3.95%, 08/08/52	535,000	446,046
Applied Materials Inc.
4.35%, 04/01/47 (a)	230,000	198,460

See Notes to Schedules of Investments and Notes to Financial Statements.
16	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Aptiv PLC
4.40%, 10/01/46 (a)	$ 277,000	$ 199,410
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	239,000	219,799
Ares Capital Corp.
2.88%, 06/15/28 (a)	1,384,000	1,089,028
3.25%, 07/15/25 (a)	2,842,000	2,597,304
Arthur J Gallagher & Co.
3.50%, 05/20/51 (a)	694,000	472,024
Ascension Health
4.85%, 11/15/53 (a)	450,000	439,056
Ashtead Capital Inc.
1.50%, 08/12/26 (a)(g)	600,000	502,092
Astrazeneca Finance LLC
1.75%, 05/28/28 (a)	890,000	749,994
AstraZeneca PLC
3.00%, 05/28/51 (a)	420,000	290,359
4.00%, 01/17/29 (a)	184,000	174,496
4.38%, 08/17/48 (a)	102,000	89,429
AT&T Inc.
1.70%, 03/25/26 (a)	2,563,000	2,278,507
2.30%, 06/01/27 (a)	638,000	558,767
2.75%, 06/01/31 (a)	1,277,000	1,023,962
3.85%, 06/01/60 (a)	596,000	400,953
4.35%, 03/01/29 (a)	613,000	573,222
4.50%, 05/15/35 (a)	436,000	377,450
4.55%, 03/09/49 (a)	237,000	189,145
4.75%, 05/15/46 (a)	140,000	117,292
4.85%, 03/01/39 (a)	571,000	495,188
Athene Holding Ltd.
4.13%, 01/12/28 (a)	313,000	281,716
6.15%, 04/03/30 (a)	611,000	588,527
Avangrid Inc.
3.15%, 12/01/24 (a)	755,000	721,501
Bain Capital Specialty Finance Inc.
2.95%, 03/10/26 (a)	923,000	796,355
Bank of America Corp.
3.25%, 10/21/27 (a)	654,000	586,749
4.18%, 11/25/27 (a)	768,000	711,590
4.25%, 10/22/26 (a)	759,000	721,915
Bank of America Corp. (2.09% fixed rate until 06/14/28; 1.06% + SOFR thereafter)
2.09%, 06/14/29 (a)(b)	1,384,000	1,123,683
Bank of America Corp. (2.97% fixed rate until 02/04/32; 1.33% + SOFR thereafter)
2.97%, 02/04/33 (b)	4,000,000	3,133,600
	Principal Amount	Fair Value
Bank of America Corp. (2.97% fixed rate until 07/21/51; 1.56% + SOFR thereafter)
2.97%, 07/21/52 (a)(b)	$ 1,062,000	$ 650,103
Bank of America Corp. (3.37% fixed rate until 01/23/25; 0.81% + 3 month USD LIBOR thereafter)
3.37%, 01/23/26 (a)(b)	328,000	310,455
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter)
3.42%, 12/20/28 (a)(b)	368,000	326,434
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.06% + 3 month USD LIBOR thereafter)
3.56%, 04/23/27 (a)(b)	604,000	557,522
Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.51% + 3 month USD LIBOR thereafter)
3.71%, 04/24/28 (a)(b)	815,000	741,756
Bank of America Corp. (3.85% fixed rate until 03/08/32; 2.00% + 5 year CMT Rate thereafter)
3.85%, 03/08/37 (a)(b)	857,000	692,516
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter)
3.95%, 01/23/49 (a)(b)	489,000	359,821
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24%, 04/24/38 (a)(b)	509,000	419,665
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter)
4.27%, 07/23/29 (a)(b)	181,000	165,128
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.66% + 3 month USD LIBOR thereafter)
4.30%, 12/31/99 (a)(b)	812,000	670,363
Barclays PLC
4.38%, 01/12/26 (a)	911,000	860,786
4.84%, 05/09/28 (a)	276,000	244,362

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	17

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Barclays PLC (2.65% fixed rate until 06/24/30; 1.90% + 1 year CMT Rate thereafter)
2.65%, 06/24/31 (a)(b)	$ 1,414,000	$ 1,052,016
Barclays PLC (2.85% fixed rate until 05/07/25; 2.71% + SOFR thereafter)
2.85%, 05/07/26 (a)(b)	1,320,000	1,199,365
Barclays PLC (4.97% fixed rate until 05/16/28; 1.90% + 3 month USD LIBOR thereafter)
4.97%, 05/16/29 (a)(b)	507,000	457,360
Barrick North America Finance LLC
5.70%, 05/30/41 (a)	69,000	65,614
BAT Capital Corp.
2.73%, 03/25/31 (a)	616,000	455,267
4.39%, 08/15/37 (a)	454,000	324,342
4.54%, 08/15/47 (a)	204,000	135,886
4.70%, 04/02/27 (a)	387,000	361,443
4.91%, 04/02/30 (a)	406,000	357,670
BAT International Finance PLC
1.67%, 03/25/26 (a)	395,000	341,205
Baxter International Inc.
1.92%, 02/01/27 (a)	2,014,000	1,747,769
2.27%, 12/01/28 (a)	1,214,000	1,003,237
2.54%, 02/01/32 (a)	570,000	443,392
Bayer US Finance II LLC
3.88%, 12/15/23 (a)(g)	608,000	597,336
Baylor Scott & White Holdings
2.84%, 11/15/50 (a)	97,000	63,021
Becton Dickinson & Co.
3.70%, 06/06/27 (a)	352,000	327,786
3.73%, 12/15/24 (a)	7,000	6,800
4.67%, 06/06/47 (a)	46,000	39,583
4.69%, 12/15/44 (a)	54,000	46,213
Berkshire Hathaway Energy Co.
3.25%, 04/15/28 (a)	200,000	181,342
3.70%, 07/15/30 (a)	452,000	407,094
3.80%, 07/15/48 (a)	176,000	131,805
4.25%, 10/15/50 (a)	386,000	311,606
6.13%, 04/01/36 (a)	178,000	180,547
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (a)	410,000	315,507
2.85%, 10/15/50 (a)	1,164,000	749,965
3.85%, 03/15/52 (a)	856,000	657,305
	Principal Amount	Fair Value
4.25%, 01/15/49 (a)	$ 260,000	$ 217,610
Berry Global Inc.
4.88%, 07/15/26 (a)(g)	1,151,000	1,081,802
BHP Billiton Finance USA Ltd.
5.00%, 09/30/43 (a)	108,000	102,151
Biogen Inc.
2.25%, 05/01/30 (a)	191,000	150,974
Block Financial LLC
2.50%, 07/15/28 (a)	591,000	489,265
3.88%, 08/15/30 (a)	188,000	160,445
BNP Paribas S.A. (2.82% fixed rate until 11/19/24; 1.11% + 3 month USD LIBOR thereafter)
2.82%, 11/19/25 (a)(b)(g)	1,007,000	939,541
BNP Paribas S.A. (5.13% fixed rate until 11/15/27; 2.24% + USD 5 year Swap Rate thereafter)
5.13%, 12/31/99 (a)(b)(g)	600,000	449,454
Boardwalk Pipelines LP
4.80%, 05/03/29 (a)	399,000	367,004
Boston Scientific Corp.
4.70%, 03/01/49 (a)	57,000	49,902
BP Capital Markets America Inc.
3.00%, 02/24/50 (a)	488,000	316,907
3.38%, 02/08/61 (a)	561,000	366,585
BP Capital Markets PLC (4.38% fixed rate until 09/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38%, 12/31/99 (a)(b)	855,000	785,813
BP Capital Markets PLC (4.88% fixed rate until 06/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	610,000	526,766
Bristol-Myers Squibb Co.
1.45%, 11/13/30 (a)	438,000	337,948
2.35%, 11/13/40 (a)	243,000	162,326
2.95%, 03/15/32 (a)	570,000	489,305
3.20%, 06/15/26 (a)	214,000	202,754
3.40%, 07/26/29 (a)	120,000	109,021
3.55%, 03/15/42 (a)	235,000	184,388
4.13%, 06/15/39 (a)	317,000	276,820
4.25%, 10/26/49 (a)	317,000	265,579
4.35%, 11/15/47 (a)	43,000	36,774
4.55%, 02/20/48 (a)	88,000	77,310

See Notes to Schedules of Investments and Notes to Financial Statements.
18	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Brixmor Operating Partnership LP
2.25%, 04/01/28 (a)	$ 829,000	$ 671,017
3.90%, 03/15/27 (a)	164,000	149,117
Broadcom Inc.
3.14%, 11/15/35 (a)(g)	239,000	167,570
3.19%, 11/15/36 (a)(g)	31,000	21,227
3.42%, 04/15/33 (a)(g)	576,000	441,930
3.47%, 04/15/34 (a)(g)	28,000	21,058
4.15%, 11/15/30 (a)	247,000	213,487
4.30%, 11/15/32 (a)	406,000	341,998
4.93%, 05/15/37 (a)(g)	333,000	275,481
Brooklyn Union Gas Co.
4.87%, 08/05/32 (g)	1,719,000	1,571,424
Brown-Forman Corp.
4.00%, 04/15/38 (a)	103,000	86,284
Brunswick Corp.
2.40%, 08/18/31 (a)	1,952,000	1,359,314
Bunge Limited Finance Corp.
3.75%, 09/25/27 (a)	143,000	131,310
Burlington Northern Santa Fe LLC
4.15%, 12/15/48 (a)	359,000	297,970
4.55%, 09/01/44 (a)	540,000	471,701
Cameron LNG LLC
3.30%, 01/15/35 (a)(g)	197,000	155,514
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (a)	446,000	411,480
4.95%, 06/01/47 (a)	269,000	228,779
Canadian Pacific Railway Co.
1.75%, 12/02/26 (a)	843,000	738,645
2.45%, 12/02/31 (a)	721,000	577,867
3.00%, 12/02/41 (a)	310,000	221,452
3.10%, 12/02/51 (a)	278,000	183,349
Cantor Fitzgerald LP
4.88%, 05/01/24 (a)(g)	1,361,000	1,334,066
Capital One Financial Corp.
3.75%, 07/28/26 (a)	756,000	699,360
Cardinal Health Inc.
3.08%, 06/15/24 (a)	219,000	211,692
Carlisle Companies Inc.
2.20%, 03/01/32 (a)	1,134,000	839,750
Carrier Global Corp.
2.72%, 02/15/30 (a)	385,000	317,767
3.58%, 04/05/50 (a)	385,000	266,077
Caterpillar Inc.
3.25%, 09/19/49 - 04/09/50 (a)	587,000	433,146
	Principal Amount	Fair Value
Cenovus Energy Inc.
2.65%, 01/15/32 (a)	$ 421,000	$ 325,353
3.75%, 02/15/52 (a)	488,000	330,688
Centene Corp.
3.00%, 10/15/30 (a)	403,000	318,942
3.38%, 02/15/30 (a)	1,902,000	1,554,961
4.25%, 12/15/27 (a)	3,230,000	2,952,478
CenterPoint Energy Inc.
2.65%, 06/01/31 (a)	638,000	509,596
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (a)	555,000	354,578
3.70%, 04/01/51 (a)	830,000	504,217
4.80%, 03/01/50 (a)	837,000	598,639
4.91%, 07/23/25 (a)	167,000	162,965
5.05%, 03/30/29 (a)	707,000	649,457
5.75%, 04/01/48 (a)	219,000	177,086
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	1,113,000	1,115,727
7.00%, 06/30/24 (a)	1,824,000	1,853,695
Chevron Corp.
2.24%, 05/11/30 (a)	210,000	174,804
3.08%, 05/11/50 (a)	201,000	142,762
Chevron USA Inc.
3.85%, 01/15/28 (a)	737,000	700,968
3.90%, 11/15/24 (a)	255,000	251,333
Choice Hotels International Inc.
3.70%, 01/15/31 (a)	447,000	368,552
Chubb INA Holdings Inc.
4.35%, 11/03/45 (a)	287,000	242,954
Church & Dwight Company Inc.
2.30%, 12/15/31 (a)	452,000	355,507
Cigna Corp.
2.40%, 03/15/30 (a)	382,000	311,842
3.25%, 04/15/25 (a)	345,000	330,041
3.40%, 03/01/27 - 03/15/51 (a)	578,000	456,440
3.75%, 07/15/23 (a)	145,000	143,824
3.88%, 10/15/47 (a)	108,000	78,784
4.13%, 11/15/25 (a)	615,000	597,110
4.38%, 10/15/28 (a)	192,000	181,319
4.80%, 08/15/38 (a)	168,000	149,080
4.90%, 12/15/48 (a)	87,000	75,354
Cintas Corp. No 2
4.00%, 05/01/32 (a)	1,285,000	1,183,357

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	19

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Cisco Systems Inc.
5.90%, 02/15/39 (a)	$ 211,000	$ 219,455
Citadel Finance LLC
3.38%, 03/09/26 (a)(g)	3,500,000	3,103,065
Citigroup Inc.
4.45%, 09/29/27 (a)	448,000	415,592
4.65%, 07/23/48 (a)	966,000	784,498
Citigroup Inc. (1.68% fixed rate until 05/15/23; 1.67% + SOFR thereafter)
1.68%, 05/15/24 (a)(b)	1,959,000	1,917,567
Citigroup Inc. (2.56% fixed rate until 05/01/31; 1.17% + SOFR thereafter)
2.56%, 05/01/32 (a)(b)	614,000	471,613
Citigroup Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98%, 11/05/30 (a)(b)	374,000	307,301
Citigroup Inc. (3.79% fixed rate until 03/17/32; 1.94% + SOFR thereafter)
3.79%, 03/17/33 (b)	3,000,000	2,516,490
Citigroup Inc. (3.88% fixed rate until 01/24/38; 1.17% + 3 month USD LIBOR thereafter)
3.88%, 01/24/39 (a)(b)	176,000	141,974
Citigroup Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70%, 12/31/99 (a)(b)	856,000	687,933
CME Group Inc.
2.65%, 03/15/32 (a)	460,000	378,092
3.75%, 06/15/28 (a)	221,000	208,511
CMS Energy Corp.
4.88%, 03/01/44 (a)	600,000	516,054
CNH Industrial Capital LLC
1.95%, 07/02/23 (a)	919,000	898,920
CNOOC Finance 2014 ULC
4.25%, 04/30/24 (a)	2,095,000	2,077,088
CNOOC Petroleum North America ULC
6.40%, 05/15/37 (a)	540,000	551,059
Comcast Corp.
2.65%, 08/15/62 (a)	301,000	162,435
2.80%, 01/15/51 (a)	341,000	207,400
2.89%, 11/01/51 (a)	317,000	198,005
2.94%, 11/01/56 (a)	266,000	158,799
2.99%, 11/01/63 (a)	253,000	146,765
3.20%, 07/15/36 (a)	370,000	286,469
	Principal Amount	Fair Value
3.25%, 11/01/39 (a)	$ 595,000	$ 437,563
3.97%, 11/01/47 (a)	411,000	314,357
4.15%, 10/15/28 (a)	406,000	383,451
CommonSpirit Health
4.35%, 11/01/42	1,029,000	804,843
Commonwealth Bank of Australia
3.78%, 03/14/32 (a)(g)	800,000	638,736
Conagra Brands Inc.
5.30%, 11/01/38 (a)	184,000	161,375
5.40%, 11/01/48 (a)	159,000	138,845
ConocoPhillips Co.
4.30%, 11/15/44 (a)	373,000	309,967
Consolidated Edison Company of New York Inc.
2.90%, 12/01/26 (a)	454,000	413,603
3.35%, 04/01/30 (a)	174,000	153,304
3.88%, 06/15/47 (a)	208,000	157,275
3.95%, 04/01/50 (a)	291,000	224,719
Constellation Brands Inc.
3.15%, 08/01/29 (a)	834,000	717,774
3.70%, 12/06/26 (a)	389,000	366,142
4.50%, 05/09/47 (a)	301,000	243,349
Continental Resources Inc.
2.88%, 04/01/32 (a)(g)	665,000	485,829
3.80%, 06/01/24 (a)	3,189,000	3,092,692
4.50%, 04/15/23 (a)	2,123,000	2,111,408
Corebridge Financial Inc.
3.90%, 04/05/32 (a)(g)	1,980,000	1,670,922
Corning Inc.
4.38%, 11/15/57 (a)	202,000	150,583
Corporate Office Properties LP
2.00%, 01/15/29 (a)	677,000	510,675
2.25%, 03/15/26 (a)	561,000	490,376
2.75%, 04/15/31 (a)	349,000	258,323
Credit Suisse AG
2.95%, 04/09/25 (a)	1,080,000	992,293
Credit Suisse Group AG
3.80%, 06/09/23 (a)	937,000	919,872
4.28%, 01/09/28 (a)(g)	593,000	505,811
Crown Castle Inc.
2.90%, 03/15/27 (a)	1,430,000	1,271,470
3.30%, 07/01/30 (a)	1,118,000	936,940
4.15%, 07/01/50 (a)	168,000	124,550
5.20%, 02/15/49 (a)	262,000	226,250
CSL Finance PLC
4.25%, 04/27/32 (a)(g)	856,000	780,235

See Notes to Schedules of Investments and Notes to Financial Statements.
20	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
CSX Corp.
4.50%, 03/15/49 - 08/01/54 (a)	$ 595,000	$ 501,023
CubeSmart LP
2.50%, 02/15/32 (a)	807,000	606,582
4.38%, 02/15/29 (a)	602,000	556,615
Cummins Inc.
1.50%, 09/01/30 (a)	412,000	317,302
2.60%, 09/01/50 (a)	412,000	256,985
CVS Health Corp.
3.00%, 08/15/26 (a)	423,000	391,055
3.25%, 08/15/29 (a)	350,000	306,383
3.63%, 04/01/27 (a)	398,000	372,667
3.75%, 04/01/30 (a)	290,000	258,332
3.88%, 07/20/25 (a)	245,000	237,655
4.25%, 04/01/50 (a)	211,000	165,158
4.30%, 03/25/28 (a)	35,000	33,104
4.78%, 03/25/38 (a)	260,000	227,872
5.00%, 12/01/24 (a)	570,000	566,728
5.13%, 07/20/45 (a)	252,000	220,553
5.30%, 12/05/43 (a)	426,000	382,407
Daimler Trucks Finance North America LLC
2.00%, 12/14/26 (a)(g)	1,580,000	1,362,213
2.38%, 12/14/28 (a)(g)	845,000	689,951
2.50%, 12/14/31 (a)(g)	845,000	639,902
Danaher Corp.
2.80%, 12/10/51 (a)	1,084,000	691,234
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (a)	728,000	713,768
5.45%, 06/15/23 (a)	101,000	101,248
6.02%, 06/15/26 (a)	124,000	124,496
8.35%, 07/15/46 (a)	29,000	31,402
Deutsche Bank AG
3.30%, 11/16/22 (a)	772,000	770,634
3.70%, 05/30/24 (a)	327,000	315,539
Deutsche Bank AG (2.31% fixed rate until 11/16/26; 1.22% + SOFR thereafter)
2.31%, 11/16/27 (a)(b)	2,227,000	1,808,391
Deutsche Bank AG (3.74% fixed rate until 01/07/32; 2.26% + SOFR thereafter)
3.74%, 01/07/33 (a)(b)	1,000,000	658,810
Deutsche Telekom AG
3.63%, 01/21/50 (a)(g)	309,000	211,544
Deutsche Telekom International Finance BV
2.49%, 09/19/23 (a)(g)	758,000	739,474
	Principal Amount	Fair Value
Devon Energy Corp.
5.00%, 06/15/45 (a)	$ 133,000	$ 110,822
DH Europe Finance II Sarl
2.60%, 11/15/29 (a)	363,000	310,125
3.25%, 11/15/39 (a)	205,000	155,716
3.40%, 11/15/49 (a)	106,000	75,407
Diamondback Energy Inc.
3.13%, 03/24/31 (a)	555,000	450,210
3.25%, 12/01/26 (a)	347,000	320,149
3.50%, 12/01/29 (a)	298,000	257,260
4.40%, 03/24/51 (a)	275,000	207,686
Digital Realty Trust LP
3.60%, 07/01/29 (a)	649,000	568,479
Discover Bank
2.70%, 02/06/30 (a)	535,000	419,365
Discovery Communications LLC
2.95%, 03/20/23 (a)	746,000	740,062
3.95%, 03/20/28 (a)	292,000	256,399
4.95%, 05/15/42 (a)	106,000	78,242
5.00%, 09/20/37 (a)	133,000	105,413
Dollar General Corp.
3.50%, 04/03/30 (a)	237,000	207,892
4.13%, 04/03/50 (a)	352,000	274,725
Dollar Tree Inc.
4.00%, 05/15/25 (a)	468,000	453,600
Dominion Energy Inc.
3.07%, 08/15/24 (a)(f)	511,000	489,957
3.38%, 04/01/30 (a)	597,000	514,477
Dover Corp.
2.95%, 11/04/29 (a)	407,000	349,971
DTE Energy Co.
2.85%, 10/01/26 (a)	190,000	173,293
Duke Energy Carolinas LLC
3.95%, 03/15/48 (a)	238,000	186,604
Duke Energy Corp.
2.55%, 06/15/31 (a)	915,000	716,418
3.30%, 06/15/41 (a)	830,000	578,668
3.50%, 06/15/51 (a)	830,000	559,810
3.75%, 09/01/46 (a)	1,269,000	899,290
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	1,119,000	1,015,862
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	226,000	182,244
Duke Realty LP
3.05%, 03/01/50 (a)	177,000	118,608
3.25%, 06/30/26 (a)	237,000	218,874

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	21

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
DuPont de Nemours Inc.
5.42%, 11/15/48 (a)	$ 147,000	$ 132,096
Duquesne Light Holdings Inc.
3.62%, 08/01/27 (a)(g)	626,000	553,196
Eastman Chemical Co.
4.65%, 10/15/44 (a)	405,000	318,946
Eaton Corp.
3.10%, 09/15/27 (a)	251,000	229,989
Ecolab Inc.
1.30%, 01/30/31 (a)	414,000	311,220
Edison International
4.95%, 04/15/25 (a)	950,000	931,703
5.75%, 06/15/27 (a)	119,000	116,664
EI du Pont de Nemours & Co.
2.30%, 07/15/30 (a)	307,000	250,976
Electronic Arts Inc.
1.85%, 02/15/31 (a)	513,000	395,697
Elevance Health Inc.
2.88%, 09/15/29 (a)	202,000	172,514
3.30%, 01/15/23 (a)	418,000	416,729
3.60%, 03/15/51 (a)	221,000	158,970
3.70%, 09/15/49 (a)	202,000	147,715
Emera US Finance LP
2.64%, 06/15/31 (a)	923,000	720,069
Emerson Electric Co.
1.80%, 10/15/27 (a)	266,000	230,077
2.75%, 10/15/50 (a)	203,000	130,996
Empower Finance 2020 LP
1.36%, 09/17/27 (a)(g)	614,000	503,081
1.78%, 03/17/31 (a)(g)	473,000	352,546
Enbridge Energy Partners LP
5.50%, 09/15/40 (a)	57,000	52,057
Enbridge Inc.
1.60%, 10/04/26 (a)	1,704,000	1,475,136
Enbridge Inc. (5.75% fixed rate until 07/15/30; 5.31% + 5 year CMT Rate thereafter)
5.75%, 07/15/80 (a)(b)	1,031,000	922,745
Energy Transfer LP
4.25%, 03/15/23 (a)	549,000	546,480
4.50%, 04/15/24 (a)	435,000	428,962
4.95%, 06/15/28 (a)	132,000	123,370
5.30%, 04/01/44 - 04/15/47 (a)	673,000	537,920
5.35%, 05/15/45 (a)	555,000	447,685
6.13%, 12/15/45 (a)	110,000	96,127
6.50%, 02/01/42 (a)	312,000	290,188
	Principal Amount	Fair Value
Energy Transfer LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter)
6.75%, 12/31/99 (a)(b)	$ 2,488,000	$ 2,148,488
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (a)	279,000	276,553
Enterprise Products Operating LLC
4.25%, 02/15/48 (a)	583,000	450,793
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter)
5.25%, 08/16/77 (a)(b)	190,000	159,651
EOG Resources Inc.
4.15%, 01/15/26 (a)	262,000	255,440
4.95%, 04/15/50 (a)	204,000	190,665
5.10%, 01/15/36 (a)	164,000	152,654
Equinix Inc.
1.25%, 07/15/25 (a)	767,000	686,020
2.15%, 07/15/30 (a)	579,000	443,856
Equinor ASA
3.25%, 11/18/49 (a)	435,000	311,678
ERP Operating LP
4.50%, 07/01/44 (a)	136,000	115,071
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (a)	676,000	419,857
Eversource Energy
3.45%, 01/15/50 (a)	404,000	281,095
Exelon Corp.
4.05%, 04/15/30 (a)	611,000	553,768
4.45%, 04/15/46 (a)	380,000	310,969
4.70%, 04/15/50 (a)	406,000	340,277
Extra Space Storage LP
3.90%, 04/01/29 (a)	375,000	332,839
Exxon Mobil Corp.
2.61%, 10/15/30 (a)	1,221,000	1,036,470
3.45%, 04/15/51 (a)	634,000	471,423
FedEx Corp.
4.10%, 02/01/45 (a)	896,000	647,620
Fidelity National Financial Inc.
3.20%, 09/17/51 (a)	633,000	362,253
Fidelity National Information Services Inc.
1.15%, 03/01/26 (a)	517,000	446,972
1.65%, 03/01/28 (a)	467,000	382,543

See Notes to Schedules of Investments and Notes to Financial Statements.
22	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
3.10%, 03/01/41 (a)	$ 110,000	$ 73,151
FirstEnergy Transmission LLC
4.55%, 04/01/49 (a)(g)	741,000	575,535
Fiserv Inc.
3.50%, 07/01/29 (a)	272,000	237,021
4.40%, 07/01/49 (a)	159,000	123,249
Florida Power & Light Co.
2.85%, 04/01/25 (a)	1,025,000	980,577
4.13%, 02/01/42 (a)	222,000	185,850
Flowers Foods Inc.
2.40%, 03/15/31 (a)	496,000	389,296
Flowserve Corp.
2.80%, 01/15/32 (a)	631,000	451,891
Ford Motor Co.
4.35%, 12/08/26 (a)	525,000	484,313
Ford Motor credit Company LLC
2.90%, 02/10/29 (a)	1,600,000	1,215,952
Ford Motor Credit Company LLC
3.10%, 05/04/23 (a)	1,436,000	1,410,798
3.81%, 01/09/24 (a)	945,000	913,853
Fox Corp.
3.50%, 04/08/30 (a)	411,000	352,301
Freeport-McMoRan Inc.
4.25%, 03/01/30 (a)	721,000	618,084
GA Global Funding Trust
1.63%, 01/15/26 (a)(g)	747,000	655,358
General Dynamics Corp.
4.25%, 04/01/50 (a)	312,000	269,799
General Mills Inc.
3.00%, 02/01/51 (a)	326,000	213,393
General Motors Co.
5.20%, 04/01/45 (a)	60,000	45,959
5.40%, 10/02/23 - 04/01/48 (a)	296,000	265,772
6.13%, 10/01/25 (a)	780,000	781,747
6.80%, 10/01/27 (a)	328,000	331,529
General Motors Financial Company Inc.
1.25%, 01/08/26 (a)	926,000	796,110
2.35%, 01/08/31 (a)	406,000	295,328
5.25%, 03/01/26 (a)	322,000	313,718
Genuine Parts Co.
2.75%, 02/01/32 (a)	427,000	331,309
Georgia-Pacific LLC
1.75%, 09/30/25 (a)(g)	1,036,000	941,527
3.60%, 03/01/25 (a)(g)	1,820,000	1,755,299
Gilead Sciences Inc.
2.60%, 10/01/40 (a)	311,000	206,286
	Principal Amount	Fair Value
2.80%, 10/01/50 (a)	$ 447,000	$ 275,611
2.95%, 03/01/27 (a)	69,000	62,867
3.50%, 02/01/25 (a)	248,000	239,637
3.65%, 03/01/26 (a)	226,000	215,025
4.15%, 03/01/47 (a)	149,000	117,810
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25 (a)	520,000	505,664
GlaxoSmithKline Capital PLC
3.38%, 06/01/29 (a)	462,000	419,427
Glencore Finance Canada Ltd.
4.25%, 10/25/22 (a)(g)	1,103,000	1,103,033
Glencore Funding LLC
3.88%, 04/27/51 (a)(g)	512,000	346,460
Graphic Packaging International LLC
1.51%, 04/15/26 (a)(g)	628,000	542,466
Gray Oak Pipeline LLC
2.00%, 09/15/23 (a)(g)	1,438,000	1,388,749
2.60%, 10/15/25 (a)(g)	940,000	844,336
GSK Consumer Healthcare Capital US LLC
3.38%, 03/24/27 (a)(g)	1,465,000	1,331,289
3.63%, 03/24/32 (a)(g)	610,000	516,694
4.00%, 03/24/52 (a)(g)	250,000	184,143
Halliburton Co.
3.80%, 11/15/25 (a)	3,000	2,897
5.00%, 11/15/45 (a)	177,000	147,280
HCA Inc.
3.13%, 03/15/27 (a)(g)	1,200,000	1,059,552
3.50%, 09/01/30 (a)	427,000	352,843
3.63%, 03/15/32 (a)(g)	640,000	518,509
4.63%, 03/15/52 (a)(g)	215,000	161,760
5.38%, 02/01/25 (a)	3,221,000	3,183,089
Health Care Service Corp.
2.20%, 06/01/30 (a)(g)	564,000	443,665
3.20%, 06/01/50 (a)(g)	204,000	137,914
Healthcare Realty Holdings LP
2.00%, 03/15/31 (a)	335,000	247,093
Helmerich & Payne Inc.
2.90%, 09/29/31 (a)	339,000	264,895
Hess Corp.
5.60%, 02/15/41	89,000	78,005
5.80%, 04/01/47 (a)	56,000	50,275
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 (a)	97,000	88,302
Highwoods Realty LP
4.13%, 03/15/28 (a)	244,000	221,291
4.20%, 04/15/29 (a)	595,000	519,364

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	23

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Honeywell International Inc.
1.75%, 09/01/31 (a)	$ 636,000	$ 496,640
2.70%, 08/15/29 (a)	463,000	406,847
Hormel Foods Corp.
1.80%, 06/11/30 (a)	826,000	659,355
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter)
2.01%, 09/22/28 (a)(b)	1,527,000	1,228,594
HSBC Holdings PLC (2.25% fixed rate until 11/22/26; 1.10% + SOFR thereafter)
2.25%, 11/22/27 (a)(b)	1,250,000	1,050,000
HSBC Holdings PLC (2.87% fixed rate until 11/22/31; 1.41% + SOFR thereafter)
2.87%, 11/22/32 (a)(b)	520,000	379,189
HSBC Holdings PLC (3.00% fixed rate until 03/10/25; 1.43% + SOFR thereafter)
3.00%, 03/10/26 (a)(b)	1,095,000	1,012,404
HSBC Holdings PLC (4.00% fixed rate until 09/09/26; 3.22% + 5 year CMT Rate thereafter)
4.00%, 12/31/99 (a)(b)	924,000	735,486
HSBC Holdings PLC (4.29% fixed rate until 09/12/25; 1.35% + 3 month USD LIBOR thereafter)
4.29%, 09/12/26 (a)(b)	1,372,000	1,294,509
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.74% + USD 5 year Mid-Market Swap Rate thereafter)
6.00%, 12/31/99 (a)(b)	801,000	660,921
HSBC Holdings PLC (6.50% fixed rate until 03/23/27; 3.60% + USD 5 year Mid-Market Swap Rate thereafter)
6.50%, 12/31/99 (a)(b)	1,024,000	858,409
Humana Inc.
1.35%, 02/03/27 (a)	1,018,000	857,746
2.15%, 02/03/32 (a)	511,000	388,391
Huntington Bancshares Inc.
2.55%, 02/04/30 (a)	810,000	656,416
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (a)	1,107,000	898,308
	Principal Amount	Fair Value
Huntsman International LLC
4.50%, 05/01/29	$ 859,000	$ 756,882
Hyundai Capital America
1.30%, 01/08/26 (a)(g)	1,557,000	1,342,819
Imperial Brands Finance PLC
3.13%, 07/26/24 (a)(g)	844,000	805,725
3.50%, 02/11/23 - 07/26/26 (a)(g)	2,068,000	2,019,808
Indiana Michigan Power Co.
3.25%, 05/01/51 (a)	412,000	278,842
ING Groep N.V.
4.10%, 10/02/23 (a)	1,682,000	1,660,033
ING Groep N.V. 1.01% + SOFR
3.98%, 04/01/27 (a)(b)	836,000	793,105
Ingredion Inc.
3.90%, 06/01/50 (a)	205,000	147,042
Intel Corp.
2.00%, 08/12/31 (a)	632,000	490,053
2.45%, 11/15/29 (a)	781,000	652,721
2.60%, 05/19/26 (a)	533,000	495,338
2.80%, 08/12/41 (a)	731,000	492,650
2.88%, 05/11/24 (a)	334,000	325,403
3.10%, 02/15/60 (a)	372,000	224,628
Intercontinental Exchange Inc.
1.85%, 09/15/32 (a)	205,000	149,664
2.65%, 09/15/40 (a)	138,000	92,471
International Business Machines Corp.
3.45%, 02/19/26 (a)	704,000	671,602
4.15%, 05/15/39 (a)	470,000	387,435
4.25%, 05/15/49 (a)	227,000	179,425
International Paper Co.
4.40%, 08/15/47 (a)	301,000	240,993
Interstate Power & Light Co.
3.40%, 08/15/25 (a)	1,587,000	1,504,174
ITC Holdings Corp.
2.95%, 05/14/30 (a)(g)	1,018,000	836,918
JAB HOLDINGS BV
2.20%, 11/23/30 (a)(g)	498,000	368,147
Jabil Inc.
3.95%, 01/12/28 (a)	316,000	286,786
4.25%, 05/15/27 (a)	1,710,000	1,595,071
John Deere Capital Corp.
2.45%, 01/09/30 (a)	726,000	610,188
3.90%, 06/07/32 (a)	345,000	316,510
Johnson & Johnson
3.63%, 03/03/37 (a)	203,000	175,603

See Notes to Schedules of Investments and Notes to Financial Statements.
24	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Johnson Controls International PLC
4.50%, 02/15/47 (a)	$ 129,000	$ 102,883
JPMorgan Chase & Co. (1.58% fixed rate until 04/22/26; 0.89% + SOFR thereafter)
1.58%, 04/22/27 (a)(b)	1,149,000	993,219
JPMorgan Chase & Co. (2.96% fixed rate until 01/25/32; 1.26% + SOFR thereafter)
2.96%, 01/25/33 (b)	4,000,000	3,150,560
JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + SOFR thereafter)
2.96%, 05/13/31 (a)(b)	665,000	528,542
JPMorgan Chase & Co. (3.16% fixed rate until 04/22/41; 1.46% + SOFR thereafter)
3.16%, 04/22/42 (a)(b)	555,000	380,025
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88%, 07/24/38 (a)(b)	436,000	342,055
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter)
3.90%, 01/23/49 (a)(b)	1,302,000	965,641
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.25% + 3 month USD LIBOR thereafter)
3.96%, 01/29/27 (a)(b)	731,000	689,735
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter)
4.01%, 04/23/29 (a)(b)	301,000	272,251
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03%, 07/24/48 (a)(b)	294,000	222,784
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + SOFR thereafter)
4.49%, 03/24/31 (a)(b)	1,012,000	922,276
	Principal Amount	Fair Value
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + SOFR thereafter)
4.60%, 12/31/99 (a)(b)	$ 1,137,000	$ 989,065
Kaiser Foundation Hospitals
3.00%, 06/01/51 (a)	568,000	375,312
3.27%, 11/01/49 (a)	693,000	491,067
Kansas City Southern/old
3.50%, 05/01/50 (a)	317,000	221,773
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (a)	454,000	387,421
3.80%, 05/01/50 (a)	344,000	244,536
KeyBank NA
4.90%, 08/08/32	1,000,000	899,470
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (a)	76,000	59,404
5.00%, 03/01/43 (a)	156,000	126,402
6.38%, 03/01/41 (a)	133,000	123,771
Kinder Morgan Inc.
1.75%, 11/15/26 (a)	1,980,000	1,716,284
5.05%, 02/15/46 (a)	125,000	102,349
KLA Corp.
3.30%, 03/01/50 (a)	405,000	284,699
4.65%, 11/01/24 (a)	161,000	160,583
Kraft Heinz Foods Co.
5.20%, 07/15/45 (a)	643,000	559,076
Kreditanstalt fuer Wiederaufbau
2.00%, 10/04/22 (a)	1,948,000	1,948,000
Kyndryl Holdings Inc.
2.05%, 10/15/26	791,000	635,814
2.70%, 10/15/28	1,361,000	1,001,097
L3Harris Technologies Inc.
3.85%, 12/15/26 (a)	328,000	309,327
Lear Corp.
4.25%, 05/15/29 (a)	270,000	237,900
Leidos Inc.
2.95%, 05/15/23 (a)	1,138,000	1,123,343
3.63%, 05/15/25 (a)	339,000	324,548
4.38%, 05/15/30 (a)	1,480,000	1,294,896
Liberty Mutual Group Inc.
3.95%, 05/15/60 (a)(g)	204,000	129,275
Life Storage LP
2.20%, 10/15/30 (a)	574,000	436,963
Lincoln National Corp.
4.35%, 03/01/48 (a)	649,000	511,470
Lloyds Banking Group PLC
3.75%, 01/11/27 (a)	372,000	340,462

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	25

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Lloyds Banking Group PLC (2.44% fixed rate until 02/05/25; 1.00% + 1 year CMT Rate thereafter)
2.44%, 02/05/26 (a)(b)	$ 800,000	$ 735,592
Lloyds Banking Group PLC (2.91% fixed rate until 11/07/22; 0.81% + 3 month USD LIBOR thereafter)
2.91%, 11/07/23 (a)(b)	982,000	979,496
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	146,000	141,129
3.80%, 03/01/45 (a)	115,000	91,534
4.50%, 05/15/36 (a)	372,000	342,463
Lowe's Companies Inc.
1.30%, 04/15/28 (a)	270,000	218,835
1.70%, 09/15/28 - 10/15/30 (a)	840,000	673,242
3.00%, 10/15/50 (a)	411,000	251,327
3.70%, 04/15/46 (a)	145,000	103,808
4.05%, 05/03/47 (a)	343,000	257,734
5.63%, 04/15/53	644,000	595,294
LYB International Finance III LLC
1.25%, 10/01/25 (a)	321,000	282,695
3.63%, 04/01/51 (a)	205,000	134,072
3.80%, 10/01/60 (a)	204,000	127,988
Marsh & McLennan Companies Inc.
2.90%, 12/15/51 (a)	399,000	250,205
Masco Corp.
3.50%, 11/15/27 (a)	117,000	105,694
McCormick & Company Inc.
1.85%, 02/15/31 (a)	294,000	218,798
3.25%, 11/15/25 (a)	2,940,000	2,763,747
McDonald's Corp.
3.60%, 07/01/30 (a)	610,000	549,293
3.63%, 09/01/49 (a)	247,000	180,070
Medtronic Inc.
4.63%, 03/15/45 (a)	49,000	44,290
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52 (a)	646,000	537,052
Merck & Company Inc.
1.90%, 12/10/28 (a)	1,081,000	906,667
2.45%, 06/24/50 (a)	509,000	314,114
2.75%, 02/10/25 - 12/10/51 (a)	1,007,000	855,156
2.90%, 12/10/61 (a)	201,000	125,531
4.00%, 03/07/49 (a)	136,000	112,222
	Principal Amount	Fair Value
Meta Platforms Inc.
3.85%, 08/15/32 (g)	$ 1,509,000	$ 1,329,565
4.45%, 08/15/52 (g)	1,509,000	1,232,717
MetLife Inc.
4.72%, 12/15/44 (a)	234,000	201,029
Microchip Technology Inc.
2.67%, 09/01/23 (a)	2,847,000	2,773,234
Micron Technology Inc.
3.37%, 11/01/41 (a)	528,000	338,242
3.48%, 11/01/51 (a)	739,000	437,458
Microsoft Corp.
2.40%, 08/08/26 (a)	290,000	268,511
2.68%, 06/01/60 (a)	165,000	104,508
2.92%, 03/17/52 (a)	1,236,000	873,914
3.45%, 08/08/36 (a)	109,000	95,262
3.50%, 02/12/35 (a)	295,000	265,358
Mid-America Apartments LP
2.88%, 09/15/51 (a)	631,000	394,659
Mitsubishi UFJ Financial Group Inc.
2.80%, 07/18/24 (a)	1,396,000	1,339,378
Mizuho Financial Group Inc. (3.92% fixed rate until 09/11/23; 1.00% + 3 month USD LIBOR thereafter)
3.92%, 09/11/24 (a)(b)	1,310,000	1,286,250
Molson Coors Beverage Co.
4.20%, 07/15/46 (a)	130,000	96,750
Morgan Stanley
3.63%, 01/20/27 (a)	289,000	269,206
4.35%, 09/08/26 (a)	816,000	779,256
4.38%, 01/22/47 (a)	307,000	245,486
Morgan Stanley (1.51% fixed rate until 07/20/26; 0.86% + SOFR thereafter)
1.51%, 07/20/27 (a)(b)	633,000	539,791
Morgan Stanley (2.48% fixed rate until 09/16/31; 1.36% + SOFR thereafter)
2.48%, 09/16/36 (a)(b)	2,531,000	1,813,639
Morgan Stanley (2.80% fixed rate until 01/25/51; 1.43% + SOFR thereafter)
2.80%, 01/25/52 (a)(b)	1,405,000	847,060
Morgan Stanley (2.94% fixed rate until 01/21/32; 1.29% + SOFR thereafter)
2.94%, 01/21/33 (b)	2,000,000	1,580,740

See Notes to Schedules of Investments and Notes to Financial Statements.
26	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97%, 07/22/38 (a)(b)	$ 274,000	$ 218,540
MPLX LP
2.65%, 08/15/30 (a)	470,000	369,476
5.20%, 12/01/47 (a)	143,000	116,586
Mylan Inc.
5.20%, 04/15/48 (a)	185,000	127,556
National Australia Bank Ltd. (3.35% fixed rate until 01/12/32; 1.70% + 5 year CMT Rate thereafter)
3.35%, 01/12/37 (a)(b)(g)	1,246,000	961,389
National Retail Properties Inc.
4.00%, 11/15/25 (a)	381,000	364,625
Natwest Group PLC (3.75% fixed rate until 11/01/24; 2.10% + 5 year CMT Rate thereafter)
3.75%, 11/01/29 (a)(b)	575,000	532,381
Natwest Group PLC (4.52% fixed rate until 06/25/23; 1.55% + 3 month USD LIBOR thereafter)
4.52%, 06/25/24 (a)(b)	953,000	941,859
NewMarket Corp.
2.70%, 03/18/31 (a)	419,000	318,976
Newmont Corp.
4.88%, 03/15/42 (a)	236,000	205,228
NextEra Energy Capital Holdings Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3 month USD LIBOR thereafter)
5.65%, 05/01/79 (a)(b)	371,000	324,562
NGPL PipeCo LLC
3.25%, 07/15/31 (a)(g)	656,000	514,514
NIKE Inc.
3.38%, 03/27/50 (a)	200,000	148,054
Nippon Life Insurance Co. (3.40% fixed rate until 01/23/30; 2.61% + 5 year CMT Rate thereafter)
3.40%, 01/23/50 (a)(b)(g)	786,000	660,334
NiSource Inc.
3.60%, 05/01/30 (a)	415,000	361,042
3.95%, 03/30/48 (a)	121,000	89,853
Norfolk Southern Corp.
3.95%, 10/01/42 (a)	256,000	207,665
	Principal Amount	Fair Value
NOV Inc.
3.60%, 12/01/29 (a)	$ 608,000	$ 513,888
Novant Health Inc.
3.32%, 11/01/61 (a)	396,000	265,724
Novartis Capital Corp.
2.20%, 08/14/30 (a)	608,000	508,039
3.00%, 11/20/25 (a)	52,000	49,529
Nutrien Ltd.
4.90%, 06/01/43 (a)	254,000	221,013
NVIDIA Corp.
2.85%, 04/01/30 (a)	204,000	174,918
3.50%, 04/01/50 (a)	270,000	198,736
NXP BV/NXP Funding LLC/NXP USA Inc.
3.25%, 11/30/51 (a)	880,000	528,739
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (a)	341,000	295,163
Oncor Electric Delivery Company LLC
3.80%, 09/30/47 (a)	136,000	107,836
ONEOK Inc.
4.35%, 03/15/29 (a)	378,000	337,429
Oracle Corp.
1.65%, 03/25/26 (a)	755,000	662,112
2.30%, 03/25/28 (a)	279,000	232,873
2.40%, 09/15/23 (a)	237,000	231,165
2.65%, 07/15/26 (a)	423,000	380,637
2.88%, 03/25/31 (a)	403,000	317,463
2.95%, 04/01/30 (a)	611,000	493,077
3.60%, 04/01/50 (a)	406,000	254,018
3.65%, 03/25/41 (a)	444,000	301,387
3.80%, 11/15/37 (a)	128,000	93,231
3.95%, 03/25/51 (a)	447,000	296,750
4.00%, 07/15/46 - 11/15/47 (a)	609,000	410,106
4.10%, 03/25/61 (a)	527,000	333,570
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	704,000	652,143
2.57%, 02/15/30 (a)	251,000	205,333
3.36%, 02/15/50 (a)	238,000	160,710
Owens Corning
4.40%, 01/30/48 (a)	174,000	130,157
Pacific Gas & Electric Co.
2.10%, 08/01/27 (a)	341,000	276,425
2.50%, 02/01/31 (a)	610,000	444,129
3.00%, 06/15/28 (a)	576,000	474,924
3.30%, 08/01/40 (a)	610,000	391,699
3.50%, 08/01/50 (a)	265,000	161,502
4.30%, 03/15/45 (a)	406,000	271,468

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	27

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
PacifiCorp
2.70%, 09/15/30 (a)	$ 370,000	$ 308,562
2.90%, 06/15/52 (a)	919,000	586,864
6.25%, 10/15/37 (a)	576,000	587,578
Packaging Corp. of America
3.05%, 10/01/51 (a)	551,000	347,091
Paramount Global
2.90%, 01/15/27 (a)	190,000	169,001
3.70%, 06/01/28 (a)	184,000	164,573
5.25%, 04/01/44 (a)	69,000	50,651
Parker-Hannifin Corp.
3.25%, 06/14/29 (a)	365,000	321,861
4.50%, 09/15/29 (a)	645,000	610,505
PartnerRe Finance B LLC (4.50% fixed rate until 10/01/30; 3.82% + 5 year CMT Rate thereafter)
4.50%, 10/01/50 (a)(b)	328,000	279,751
PayPal Holdings Inc.
2.65%, 10/01/26 (a)	537,000	493,149
3.25%, 06/01/50 (a)	308,000	208,245
PepsiCo Inc.
1.63%, 05/01/30 (a)	391,000	313,316
2.63%, 07/29/29 (a)	525,000	456,944
2.75%, 10/21/51 (a)	972,000	656,013
Petroleos Mexicanos
6.70%, 02/16/32	1,516,000	1,066,400
7.69%, 01/23/50 (a)	879,000	537,491
Pfizer Inc.
2.70%, 05/28/50 (a)	721,000	487,410
3.45%, 03/15/29 (a)	201,000	185,153
3.60%, 09/15/28 (a)	463,000	435,452
3.90%, 03/15/39 (a)	228,000	195,360
4.13%, 12/15/46 (a)	155,000	134,636
4.40%, 05/15/44 (a)	94,000	83,876
Philip Morris International Inc.
1.50%, 05/01/25 (a)	432,000	395,945
2.10%, 05/01/30 (a)	206,000	156,486
3.38%, 08/15/29 (a)	301,000	257,346
4.13%, 03/04/43 (a)	117,000	81,282
Phillips 66 Co.
2.15%, 12/15/30 (a)	2,250,000	1,736,347
3.15%, 12/15/29 (a)(g)	1,152,000	970,583
3.30%, 03/15/52 (a)	670,000	439,835
3.75%, 03/01/28 (a)(g)	155,000	140,835
4.68%, 02/15/45 (a)(g)	219,000	181,301
Pioneer Natural Resources Co.
1.13%, 01/15/26 (a)	1,216,000	1,061,921
2.15%, 01/15/31 (a)	355,000	273,620
	Principal Amount	Fair Value
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (a)	$ 589,000	$ 491,338
PPL Capital Funding Inc.
3.10%, 05/15/26 (a)	447,000	410,632
Precision Castparts Corp.
4.38%, 06/15/45 (a)	237,000	201,362
Prospect Capital Corp.
3.36%, 11/15/26 (a)	741,000	613,155
Prudential Financial Inc.
3.94%, 12/07/49 (a)	411,000	314,090
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter)
5.70%, 09/15/48 (a)(b)	479,000	449,661
Public Service Company of Colorado
3.70%, 06/15/28 (a)	433,000	404,444
Public Service Electric & Gas Co.
2.38%, 05/15/23 (a)	909,000	897,319
PVH Corp.
4.63%, 07/10/25 (a)	1,179,000	1,130,413
QUALCOMM Inc.
1.30%, 05/20/28 (a)	159,000	131,347
4.30%, 05/20/47 (a)	72,000	61,221
Quanta Services Inc.
2.35%, 01/15/32 (a)	680,000	500,983
3.05%, 10/01/41 (a)	736,000	466,455
Quest Diagnostics Inc.
2.95%, 06/30/30 (a)	148,000	123,675
Raytheon Technologies Corp.
1.90%, 09/01/31 (a)	802,000	612,896
2.82%, 09/01/51 (a)	476,000	299,076
3.13%, 05/04/27 (a)	613,000	563,525
3.50%, 03/15/27 (a)	318,000	297,724
3.95%, 08/16/25 (a)	260,000	253,581
4.15%, 05/15/45 (a)	248,000	198,579
4.45%, 11/16/38 (a)	206,000	179,506
Realty Income Corp.
2.85%, 12/15/32 (a)	385,000	308,624
3.00%, 01/15/27 (a)	117,000	106,491
3.25%, 01/15/31 (a)	391,000	332,045
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (a)	722,000	546,431
Regions Financial Corp.
1.80%, 08/12/28 (a)	1,585,000	1,302,268

See Notes to Schedules of Investments and Notes to Financial Statements.
28	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Reliance Industries Ltd.
3.63%, 01/12/52 (a)(g)	$ 1,000,000	$ 658,940
Republic Services Inc.
2.38%, 03/15/33 (a)	1,111,000	852,704
Reynolds American Inc.
4.45%, 06/12/25 (a)	27,000	26,114
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (a)	597,000	385,978
Rio Tinto Finance USA PLC
4.13%, 08/21/42	150,000	126,351
Rockwell Automation Inc.
2.80%, 08/15/61 (a)	219,000	128,943
4.20%, 03/01/49 (a)	281,000	237,942
Rogers Communications Inc.
5.00%, 03/15/44 (a)	110,000	90,071
Roper Technologies Inc.
2.95%, 09/15/29 (a)	426,000	359,250
Ross Stores Inc.
4.70%, 04/15/27 (a)	155,000	151,365
Royalty Pharma PLC
0.75%, 09/02/23 (a)	464,000	444,354
1.20%, 09/02/25 (a)	619,000	547,741
1.75%, 09/02/27 (a)	312,000	257,375
2.15%, 09/02/31 (a)	528,000	389,727
2.20%, 09/02/30 (a)	133,000	101,661
3.30%, 09/02/40 (a)	79,000	53,387
RPM International Inc.
3.75%, 03/15/27 (a)	224,000	206,783
Ryder System Inc.
2.90%, 12/01/26 (a)	1,038,000	937,729
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (a)	202,000	184,426
4.50%, 05/15/30 (a)	232,000	211,415
5.00%, 03/15/27 (a)	118,000	113,331
5.88%, 06/30/26 (a)	770,000	769,592
Salesforce Inc.
1.95%, 07/15/31 (a)	695,000	548,049
2.70%, 07/15/41 (a)	690,000	475,665
Santander UK Group Holdings PLC
4.75%, 09/15/25 (a)(g)	1,003,000	945,548
Saudi Arabian Oil Co.
3.50%, 04/16/29 (a)(g)	1,243,000	1,121,360
4.38%, 04/16/49 (a)(g)	256,000	212,106
Schlumberger Holdings Corp.
3.90%, 05/17/28 (a)(g)	460,000	415,877
Sealed Air Corp.
1.57%, 10/15/26 (a)(g)	2,504,000	2,102,108
	Principal Amount	Fair Value
Selective Insurance Group Inc.
5.38%, 03/01/49 (a)	$ 176,000	$ 151,221
Sempra Energy
3.80%, 02/01/38 (a)	153,000	119,400
4.00%, 02/01/48 (a)	166,000	124,103
Sempra Energy (4.13% fixed rate until 04/01/27; 2.87% + 5 year CMT Rate thereafter)
4.13%, 04/01/52 (a)(b)	1,014,000	806,941
Shell International Finance BV
3.13%, 11/07/49 (a)	684,000	470,134
3.75%, 09/12/46 (a)	117,000	89,337
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	133,000	130,078
3.20%, 09/23/26 (a)	114,000	105,235
Simon Property Group LP
3.38%, 06/15/27 (a)	281,000	257,761
Sonoco Products Co.
2.85%, 02/01/32 (a)	776,000	616,400
Southern California Edison Co.
4.00%, 04/01/47 (a)	732,000	535,011
4.20%, 03/01/29 (a)	557,000	515,075
Southern Company Gas Capital Corp.
3.95%, 10/01/46 (a)	399,000	296,126
4.40%, 05/30/47 (a)	65,000	50,949
Southwest Airlines Co.
2.63%, 02/10/30 (a)	611,000	490,829
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	318,000	288,207
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	87,000	80,233
4.50%, 03/15/45 (a)	66,000	52,397
Spirit Realty LP
4.00%, 07/15/29 (a)	473,000	408,710
Standard Chartered PLC (2.68% fixed rate until 06/29/31; 1.20% + 1 year CMT Rate thereafter)
2.68%, 06/29/32 (a)(b)(g)	1,297,000	947,549
Standard Chartered PLC (2.82% fixed rate until 01/30/25; 1.21% + 3 month USD LIBOR thereafter)
2.82%, 01/30/26 (a)(b)(g)	1,304,000	1,199,458
Stanley Black & Decker Inc.
3.00%, 05/15/32 (a)	916,000	750,580

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	29

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Starbucks Corp.
4.00%, 11/15/28 (a)	$ 243,000	$ 228,257
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (a)	1,474,000	1,155,557
3.75%, 03/15/51 (a)	604,000	412,544
Stryker Corp.
1.95%, 06/15/30 (a)	851,000	673,796
Sumitomo Mitsui Financial Group Inc.
4.44%, 04/02/24 (a)(g)	2,981,000	2,938,431
Sumitomo Mitsui Trust Bank Ltd.
1.35%, 09/16/26 (a)(g)	3,099,000	2,666,906
Suncor Energy Inc.
4.00%, 11/15/47 (a)	94,000	70,675
Svenska Handelsbanken AB (1.42% fixed rate until 06/11/26; 0.63% + 1 year CMT Rate thereafter)
1.42%, 06/11/27 (a)(b)(g)	1,744,000	1,502,735
Sysco Corp.
3.25%, 07/15/27 (a)	239,000	217,796
5.95%, 04/01/30 (a)	80,000	80,978
6.60%, 04/01/50 (a)	94,000	98,429
Takeda Pharmaceutical Company Ltd.
2.05%, 03/31/30 (a)	200,000	158,482
3.03%, 07/09/40 (a)	300,000	212,142
3.18%, 07/09/50 (a)	300,000	199,596
3.38%, 07/09/60 (a)	300,000	194,268
Take-Two Interactive Software Inc.
3.70%, 04/14/27 (a)	1,945,000	1,806,594
4.00%, 04/14/32 (a)	430,000	373,339
Tampa Electric Co.
2.40%, 03/15/31 (a)	768,000	622,579
3.45%, 03/15/51 (a)	555,000	389,088
4.35%, 05/15/44 (a)	479,000	394,270
Tapestry Inc.
4.13%, 07/15/27 (a)	69,000	63,270
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.00%, 01/15/28 (a)	1,940,000	1,795,392
Target Corp.
2.50%, 04/15/26 (a)	251,000	232,878
Teck Resources Ltd.
5.40%, 02/01/43 (a)	244,000	201,500
	Principal Amount	Fair Value
Telefonica Emisiones S.A.
4.10%, 03/08/27 (a)	$ 639,000	$ 589,931
Texas Instruments Inc.
3.88%, 03/15/39 (a)	315,000	272,236
The Allstate Corp.
4.20%, 12/15/46 (a)	571,000	475,323
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75%, 08/15/53 (a)(b)	748,000	689,162
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63%, 12/29/49 (a)(b)	659,000	583,373
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter)
4.65%, 12/31/99 (a)(b)	724,000	626,260
The Boeing Co.
2.20%, 02/04/26 (a)	1,126,000	999,629
2.70%, 02/01/27 (a)	966,000	839,860
2.95%, 02/01/30 (a)	246,000	198,015
3.25%, 03/01/28 (a)	124,000	107,525
3.55%, 03/01/38 (a)	165,000	112,860
3.75%, 02/01/50 (a)	218,000	140,806
5.04%, 05/01/27 (a)	1,421,000	1,368,437
5.15%, 05/01/30 (a)	801,000	741,718
5.81%, 05/01/50 (a)	496,000	431,619
The Charles Schwab Corp.
2.45%, 03/03/27 (a)	1,070,000	962,636
2.90%, 03/03/32 (a)	355,000	293,170
The Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter)
4.00%, 12/31/99 (a)(b)	1,027,000	759,980
The Cleveland Electric Illuminating Co.
4.55%, 11/15/30 (a)(g)	982,000	914,291
The Clorox Co.
1.80%, 05/15/30 (a)	570,000	439,858
The Coca-Cola Co.
2.60%, 06/01/50 (a)	406,000	261,147
2.75%, 06/01/60 (a)	314,000	195,974
The Dow Chemical Co.
2.10%, 11/15/30 (a)	312,000	239,716
3.60%, 11/15/50 (a)	312,000	212,494
4.25%, 10/01/34 (a)	193,000	162,676

See Notes to Schedules of Investments and Notes to Financial Statements.
30	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
5.55%, 11/30/48 (a)	$ 222,000	$ 201,414
The Estee Lauder Companies Inc.
2.38%, 12/01/29 (a)	316,000	266,909
The George Washington University
4.13%, 09/15/48	905,000	737,828
The Goldman Sachs Group Inc.
3.85%, 01/26/27 (a)	2,007,000	1,871,046
4.25%, 10/21/25 (a)	521,000	502,280
5.15%, 05/22/45 (a)	157,000	130,935
The Goldman Sachs Group Inc. (1.54% fixed rate until 09/10/26; 0.82% + SOFR thereafter)
1.54%, 09/10/27 (a)(b)	752,000	636,139
The Goldman Sachs Group Inc. (2.38% fixed rate until 07/21/31; 1.25% + SOFR thereafter)
2.38%, 07/21/32 (a)(b)	410,000	309,710
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/21/41; 1.47% + SOFR thereafter)
2.91%, 07/21/42 (a)(b)	334,000	214,689
The Goldman Sachs Group Inc. (3.21% fixed rate until 04/22/41; 1.51% + SOFR thereafter)
3.21%, 04/22/42 (a)(b)	509,000	343,870
The Goldman Sachs Group Inc. (3.44% fixed rate until 02/24/42; 1.63% + SOFR thereafter)
3.44%, 02/24/43 (b)	859,000	595,046
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter)
3.81%, 04/23/29 (a)(b)	236,000	209,835
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02%, 10/31/38 (a)(b)	244,000	193,487
	Principal Amount	Fair Value
The Goldman Sachs Group Inc. (4.22% fixed rate until 05/01/28; 1.30% + 3 month USD LIBOR thereafter)
4.22%, 05/01/29 (a)(b)	$ 389,000	$ 354,235
The Hartford Financial Services Group Inc.
2.80%, 08/19/29 (a)	880,000	742,579
The Hartford Financial Services Group Inc. 2.13% + 3 month USD LIBOR
5.03%, 02/12/67 (a)(b)(g)	566,000	464,239
The Home Depot Inc.
2.70%, 04/15/30 (a)	234,000	200,051
3.35%, 04/15/50 (a)	406,000	291,431
3.50%, 09/15/56 (a)	222,000	157,607
3.90%, 12/06/28 - 06/15/47 (a)	461,000	400,550
4.50%, 12/06/48 (a)	179,000	156,605
4.95%, 09/15/52	260,000	243,747
The Kroger Co.
2.20%, 05/01/30 (a)	366,000	290,681
4.65%, 01/15/48 (a)	153,000	129,182
The Northwestern Mutual Life Insurance Co.
3.45%, 03/30/51 (a)(g)	987,000	681,948
The Progressive Corp.
3.00%, 03/15/32 (a)	1,284,000	1,080,281
3.70%, 03/15/52 (a)	145,000	110,589
The Southern Co.
3.25%, 07/01/26 (a)	142,000	131,682
The Toronto-Dominion Bank
3.20%, 03/10/32 (a)	1,713,000	1,407,641
4.46%, 06/08/32 (a)	905,000	825,803
The Travelers Companies Inc.
2.55%, 04/27/50 (a)	730,000	451,936
The Walt Disney Co.
2.65%, 01/13/31 (a)	597,000	493,283
3.38%, 11/15/26 (a)	94,000	88,535
3.60%, 01/13/51 (a)	392,000	291,946
4.75%, 11/15/46 (a)	61,000	54,267
6.65%, 11/15/37 (a)	397,000	434,175
The Williams Companies Inc.
3.75%, 06/15/27 (a)	100,000	92,044
4.85%, 03/01/48 (a)	202,000	167,090
4.90%, 01/15/45 (a)	476,000	386,488
5.40%, 03/04/44 (a)	69,000	60,280
The Williams Cos. Inc.
5.30%, 08/15/52	350,000	306,625

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	31

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Thermo Fisher Scientific Inc.
2.80%, 10/15/41 (a)	$ 447,000	$ 313,687
Time Warner Cable LLC
6.55%, 05/01/37	177,000	160,546
T-Mobile USA Inc.
3.50%, 04/15/25 (a)	735,000	703,145
3.75%, 04/15/27 (a)	916,000	846,659
3.88%, 04/15/30 (a)	251,000	222,436
4.50%, 04/15/50 (a)	119,000	95,709
TotalEnergies Capital International S.A.
3.46%, 02/19/29 (a)	785,000	716,430
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	423,000	409,709
3.80%, 03/21/29 (a)	557,000	500,609
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (a)	564,000	522,918
4.88%, 01/15/26 (a)	128,000	125,755
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3 month USD LIBOR thereafter)
5.63%, 05/20/75 (a)(b)	1,115,000	1,037,652
Transcontinental Gas Pipe Line Company LLC
4.00%, 03/15/28 (a)	265,000	242,687
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter)
4.80%, 12/31/99 (a)(b)	1,539,000	1,387,147
TWDC Enterprises 18 Corp.
4.13%, 06/01/44 (a)	129,000	105,321
Tyco Electronics Group S.A.
3.13%, 08/15/27 (a)	270,000	247,766
Tyson Foods Inc.
4.00%, 03/01/26 (a)	999,000	958,141
UBS Group AG (3.13% fixed rate until 08/13/29; 1.47% + 3 month USD LIBOR thereafter)
3.13%, 08/13/30 (a)(b)(g)	1,015,000	833,406
UDR Inc.
2.10%, 08/01/32 (a)	515,000	373,226
3.00%, 08/15/31 (a)	328,000	262,498
UniCredit S.p.A. (2.57% fixed rate until 09/22/25; 2.30% + 1 year CMT Rate thereafter)
2.57%, 09/22/26 (a)(b)(g)	1,783,000	1,527,015
	Principal Amount	Fair Value
Union Pacific Corp.
3.55%, 05/20/61 (a)	$ 475,000	$ 330,230
3.60%, 09/15/37 (a)	87,000	70,688
3.80%, 04/06/71 (a)	218,000	153,864
4.10%, 09/15/67 (a)	149,000	112,605
UnitedHealth Group Inc.
2.00%, 05/15/30 (a)	641,000	517,120
4.20%, 05/15/32 (a)	670,000	622,946
4.45%, 12/15/48 (a)	438,000	370,785
4.75%, 07/15/45 - 05/15/52 (a)	1,023,000	917,105
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (a)	83,000	75,606
Ventas Realty LP
3.25%, 10/15/26 (a)	307,000	281,924
Verizon Communications Inc.
2.10%, 03/22/28 (a)	829,000	699,527
2.36%, 03/15/32 (a)	1,108,000	852,063
2.55%, 03/21/31 (a)	768,000	613,133
3.00%, 03/22/27 (a)	1,423,000	1,295,869
3.40%, 03/22/41 (a)	555,000	406,266
3.55%, 03/22/51 (a)	418,000	295,154
3.70%, 03/22/61 (a)	523,000	355,902
4.40%, 11/01/34 (a)	638,000	558,014
4.86%, 08/21/46 (a)	834,000	723,829
Virginia Electric & Power Co.
4.00%, 11/15/46 (a)	406,000	322,445
Visa Inc.
2.70%, 04/15/40 (a)	421,000	304,690
Vistra Operations Company LLC
3.55%, 07/15/24 (a)(g)	1,428,000	1,360,241
Viterra Finance BV
2.00%, 04/21/26 (a)(g)	712,000	603,100
3.20%, 04/21/31 (a)(g)	1,000,000	748,800
Vodafone Group PLC
4.38%, 05/30/28 (a)	281,000	264,798
5.25%, 05/30/48 (a)	144,000	118,555
Volkswagen Group of America Finance LLC
1.63%, 11/24/27 (a)(g)	1,420,000	1,155,781
Vontier Corp.
2.40%, 04/01/28 (a)	640,000	499,136
2.95%, 04/01/31 (a)	838,000	602,396
Vornado Realty LP
2.15%, 06/01/26 (a)	984,000	832,366
3.50%, 01/15/25 (a)	261,000	243,698
Vulcan Materials Co.
3.90%, 04/01/27 (a)	123,000	116,027

See Notes to Schedules of Investments and Notes to Financial Statements.
32	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (a)	$ 45,000	$ 32,189
Walmart Inc.
1.80%, 09/22/31 (a)	528,000	420,726
2.50%, 09/22/41 (a)	528,000	368,211
2.65%, 09/22/51 (a)	248,000	167,274
Warnermedia Holdings Inc.
5.05%, 03/15/42 (a)(g)	225,000	168,410
5.14%, 03/15/52 (a)(g)	220,000	159,865
5.39%, 03/15/62 (a)(g)	220,000	159,474
Waste Connections Inc.
2.20%, 01/15/32 (a)	723,000	561,684
2.95%, 01/15/52 (a)	723,000	469,415
WEC Energy Group Inc.
3.55%, 06/15/25 (a)	86,000	81,698
Wells Fargo & Co.
4.15%, 01/24/29 (a)	754,000	693,650
4.75%, 12/07/46 (a)	850,000	679,907
Wells Fargo & Co. (1.65% fixed rate until 06/02/23; 1.60% + SOFR thereafter)
1.65%, 06/02/24 (a)(b)	741,000	723,490
Wells Fargo & Co. (2.19% fixed rate until 04/30/25; 2.00% + SOFR thereafter)
2.19%, 04/30/26 (a)(b)	889,000	812,706
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39%, 06/02/28 (a)(b)	1,705,000	1,461,867
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07%, 04/30/41 (a)(b)	850,000	584,494
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.17% + 3 month USD LIBOR thereafter)
3.20%, 06/17/27 (a)(b)	1,991,000	1,812,348
Wells Fargo & Co. (3.35% fixed rate until 03/02/32; 1.50% + SOFR thereafter)
3.35%, 03/02/33 (b)	1,000,000	812,750
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88%, 12/29/49 (a)(b)	1,407,000	1,344,895
Westlake Corp.
2.88%, 08/15/41 (a)	283,000	179,111
3.13%, 08/15/51 (a)	314,000	193,625
	Principal Amount	Fair Value
3.38%, 08/15/61 (a)	$ 317,000	$ 182,896
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89%, 02/04/30 (a)(b)	627,000	577,348
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11%, 07/24/34 (a)(b)	454,000	386,554
Weyerhaeuser Co.
4.00%, 03/09/52 (a)	565,000	414,360
Willis North America Inc.
3.88%, 09/15/49 (a)	410,000	286,422
Workday Inc.
3.50%, 04/01/27 (a)	715,000	662,083
3.70%, 04/01/29 (a)	1,430,000	1,282,510
WPP Finance 2010
3.75%, 09/19/24 (a)	244,000	236,358
Xcel Energy Inc.
3.40%, 06/01/30 (a)	509,000	442,993
Yamana Gold Inc.
2.63%, 08/15/31 (a)	832,000	615,331
Zoetis Inc.
3.00%, 09/12/27 (a)	117,000	105,253
3.90%, 08/20/28 (a)	279,000	258,580
		460,607,774
Non-Agency Collateralized Mortgage Obligations - 5.7%
BANK 2017-BNK7
3.18%, 09/15/60 (a)	20,509,000	18,622,975
BANK 2018-BNK15
4.41%, 11/15/61 (a)(b)	8,550,000	8,142,864
BPR Trust 2022-OANA 1.90% + 1-month Term SOFR
4.74%, 04/15/37 (a)(b)(g)	3,084,865	3,063,681
Cantor Commercial Real Estate Lending 2019-CF3
3.01%, 01/15/53 (a)	4,022,000	3,460,597
CD 2019-CD8 Mortgage Trust
2.91%, 08/15/57 (a)	7,323,000	6,284,950
Citigroup Commercial Mortgage Trust 2016-P6
4.03%, 12/10/49 (a)(b)	2,942,926	2,709,440
COMM 2012-CCRE3 Mortgage Trust
3.92%, 10/15/45 (a)(g)	1,602,000	1,533,230

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	33

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
COMM 2013-LC13 Mortgage Trust
4.56%, 08/10/46 (a)(b)(g)	$ 1,375,000	$ 1,363,905
COMM 2014-CR14 Mortgage Trust
4.53%, 02/10/47 (a)(b)	1,940,000	1,904,016
GS Mortgage Securities Trust 2012-GCJ9
1.94%, 11/10/45 (a)(b)(d)	836,878	33
GS Mortgage Securities Trust 2015-GS1
4.57%, 11/10/48 (a)(b)	3,270,000	2,605,051
GS Mortgage Securities Trust 2018-GS9
4.14%, 03/10/51 (a)(b)	2,609,000	2,371,657
GS Mortgage Securities Trust 2019-GC42
2.75%, 09/01/52 (a)	13,110,000	11,156,160
GS Mortgage Securities Trust 2019-GSA1
3.05%, 11/10/52 (a)	6,397,000	5,508,893
Impac CMB Trust 2004-5 0.72% + 3 month USD LIBOR
3.80%, 10/25/34 (a)(b)	161,025	157,547
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9
1.31%, 12/15/47 (b)(d)	1,602,263	63
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.17%, 07/15/45 (a)(b)	1,010,000	995,438
JPMBB Commercial Mortgage Securities Trust 2015-C32
4.81%, 11/15/48 (a)(b)	2,174,000	1,676,630
MASTR Alternative Loan Trust 2003-5
5.00%, 10/25/22 (a)(d)	9,284	1,161
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.99%, 03/15/48 (a)(b)(d)	25,672,556	389,510
Wells Fargo Commercial Mortgage Trust 2014-LC16
4.32%, 08/15/50 (a)	4,152,195	3,574,210
Wells Fargo Commercial Mortgage Trust 2015-C26
1.34%, 02/15/48 (b)(d)	20,431,511	454,781
WFRBS Commercial Mortgage Trust 2013-C17
4.26%, 12/15/46 (a)	1,880,000	1,852,017
	Principal Amount	Fair Value
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (a)(b)	$ 4,333,000	$ 4,237,522
		82,066,331
Sovereign Bonds - 0.9%
Government of Chile
2.55%, 01/27/32 (a)	2,507,000	1,969,223
3.63%, 10/30/42 (a)	150,000	107,246
3.86%, 06/21/47 (a)	860,000	630,638
Government of Indonesia
3.50%, 01/11/28 (a)	578,000	528,350
4.35%, 01/11/48 (a)	232,000	183,394
Government of Mexico
4.60%, 02/10/48 (a)	972,000	709,706
4.75%, 03/08/44 (a)	2,068,000	1,590,974
Government of Panama
3.16%, 01/23/30 (a)	1,217,000	993,169
3.87%, 07/23/60 (a)	826,000	488,777
4.50%, 05/15/47 (a)	530,000	376,311
Government of Peru
1.86%, 12/01/32 (a)	1,230,000	867,162
2.78%, 12/01/60 (a)	2,055,000	1,110,728
5.63%, 11/18/50 (a)	884,000	830,500
Government of Philippines
3.95%, 01/20/40 (a)	835,000	664,769
Government of Qatar
3.38%, 03/14/24 (a)(g)	1,045,000	1,023,065
4.82%, 03/14/49 (a)(g)	275,000	254,372
Government of Uruguay
5.10%, 06/18/50 (a)	884,133	806,188
		13,134,572
Municipal Bonds and Notes - 0.4%
American Municipal Power Inc.
6.27%, 02/15/50	1,040,000	1,106,207
Board of Regents of the University of Texas System
3.35%, 08/15/47	1,025,000	778,760
Port Authority of New York & New Jersey
4.46%, 10/01/62	1,870,000	1,633,814
State of California
4.60%, 04/01/38	1,840,000	1,719,375

See Notes to Schedules of Investments and Notes to Financial Statements.
34	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
	Principal Amount	Fair Value
State of Illinois
5.10%, 06/01/33	$ 745,000	$ 709,658
		5,947,814
Total Bonds and Notes (Cost $1,552,612,908)		1,358,659,171
	Number of Shares
Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 5.85%, (5.85% fixed rate until 09/15/23; 3.09% + 3 month USD LIBOR thereafter) (Cost $1,375,850) (b)	55,034	1,235,513
Total Investments in Securities (Cost $1,553,988,758)		1,359,894,684
	Number of Shares	Fair Value
Short-Term Investments - 13.6%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.98% (h)(i) (Cost $195,143,093)	195,143,093	$ 195,143,093
Total Investments (Cost $1,749,131,851)		1,555,037,777
Liabilities in Excess of Other Assets, net - (8.5)%		(122,298,576)
NET ASSETS - 100.0%		$ 1,432,739,201

Other Information:
Centrally Cleared Credit Default Swaps
Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Buy Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$96,165	5.00%/ Quarterly	12/20/27	$(3,956,709)	$(3,956,665)	$(44)
The Fund had the following long futures contracts open at September 30, 2022:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bond Futures	December 2022	131	$ 17,780,180	$ 16,559,219	$ (1,220,961)
U.S. Ultra Long-Term Treasury Bond Futures	December 2022	151	22,219,187	20,687,000	(1,532,187)
2 Yr. U.S. Treasury Notes Futures	December 2022	699	145,994,527	143,568,047	(2,426,480)
					$ (5,179,628)

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	35

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
The Fund had the following short futures contracts open at September 30, 2022:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Notes Futures	December 2022	324	(37,724,150)	(36,308,250)	$ 1,415,900
10 Yr. U.S. Treasury Ultra Futures	December 2022	196	(24,079,286)	(23,222,937)	856,349
5 Yr. U.S. Treasury Notes Futures	December 2022	386	(42,871,840)	(41,498,016)	1,373,824
					$ 3,646,073
During the period ended September 30, 2022, average notional values related to derivative contracts were as follows:
	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts
Average Notional Value	$273,920,431	$140,656,446	$54,631,826

(a)	At September 30, 2022, all or a portion of this security was pledged to cover collateral requirements for futures swaps and/or TBAs.
(b)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(d)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(e)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(f)	Step coupon bond.
(g)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities amounted to $82,319,365 or 5.75% of the net assets of the State Street Income Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(h)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(i)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2022.
Abbreviations:
CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SOFR - Secured Overnight Financing Rate
STRIPS - Separate Trading of Registered Interest and Principal of Security
TBA - To Be Announced
See Notes to Schedules of Investments and Notes to Financial Statements.
36	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2022
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2022:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$ —	$ 460,724,013	$ —	$ 460,724,013
Agency Mortgage Backed	—	320,730,573	—	320,730,573
Agency Collateralized Mortgage Obligations	—	9,565,237	—	9,565,237
Asset Backed	—	5,882,857	—	5,882,857
Corporate Notes	—	460,607,774	—	460,607,774
Non-Agency Collateralized Mortgage Obligations	—	82,066,331	—	82,066,331
Sovereign Bonds	—	13,134,572	—	13,134,572
Municipal Bonds and Notes	—	5,947,814	—	5,947,814
Preferred Stock	1,235,513	—	—	1,235,513
Short-Term Investments	195,143,093	—	—	195,143,093
Total Investments in Securities	$ 196,378,606	$ 1,358,659,171	$ —	$ 1,555,037,777
Other Financial Instruments
Credit Default Swap Contracts - Unrealized Depreciation	$ —	$ (44)	$ —	$ (44)
Long Futures Contracts - Unrealized Depreciation	(5,179,628)	—	—	(5,179,628)
Short Futures Contracts - Unrealized Appreciation	3,646,073	—	—	3,646,073
Total Other Financial Instruments	$ (1,533,555)	$ (44)	$ —	$ (1,533,599)

Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	257,710,916	$257,710,916	$542,697,594	$605,265,417	$—	$—	195,143,093	$195,143,093	$921,251
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	37

State Street U.S. Core Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
	Year Ended 9/30/22	Period Ended 9/30/21(a)(b)(c)	Year Ended 12/31/20(a)(b)	Year Ended 12/31/19(a)(b)	Year Ended 12/31/18(a)(b)	Year Ended 12/31/17(a)(b)
Net asset value, beginning of period	$ 76.83	$ 66.39	$ 57.30	$ 46.05	$ 52.45	$ 49.27
Income/(loss) from investment operations:
Net investment income	0.77 (d)	0.54 (d)	0.77 (d)	0.78 (d)	0.77 (d)	0.76 (d)
Net realized and unrealized gains/(losses) on investments	(11.27)	9.90	12.86	14.07	(2.41)	9.35
Total income/(loss) from investment operations	(10.50)	10.44	13.63	14.85	(1.64)	10.11
Less distributions from:
Net investment income	0.77	—	0.81	0.77	0.81	0.81
Net realized gains	9.03	—	3.73	2.83	3.95	6.12
Total distributions	9.80	—	4.54	3.60	4.76	6.93
Net asset value, end of period	$ 56.53	$ 76.83	$ 66.39	$ 57.30	$ 46.05	$ 52.45
Total Return(e)	(16.76)%	15.73% (f)	23.82%	32.22%	(3.05)%	20.50%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,198,625	$6,795,684	$6,229,783	$5,541,415	$4,700,274	$5,435,513
Ratios to average net assets:
Net expenses	0.16%	0.15% (g)	0.14%	0.14%	0.14%	0.14%
Gross expenses	0.16%	0.15% (g)	0.14%	0.14%	0.14%	0.14%
Net investment income	1.11%	0.99% (g)	1.29%	1.44%	1.41%	1.39%
Portfolio turnover rate	30%	27% (f)	37%	31%	40%	77%
Notes to Financial Highlights
(a)	Beginning with the year ended September 30, 2022, the Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.
(b)	Financial information from January 1, 2016 until May 24, 2021 is for the GE RSP U.S. Equity Fund, which was reorganized into the State Street U.S. Core Equity Fund effective May 24, 2021. See Note 1 in the accompanying Notes to Financial Statements.
(c)	Effective 4/13/2021, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
(d)	Per share values have been calculated using the average shares method.
(e)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(f)	Not annualized.
(g)	Annualized for periods less than one year.
The accompanying Notes are an integral part of these financial statements.
38	Financial Highlights

State Street Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
	Year Ended 9/30/22	Period Ended 9/30/21(a)(b)(c)	Year Ended 12/31/20(a)(b)	Year Ended 12/31/19(a)(b)	Year Ended 12/31/18(a)(b)	Year Ended 12/31/17(a)(b)
Net asset value, beginning of period	$ 12.08	$ 12.42	$ 11.85	$ 11.14	$ 11.55	$ 11.38
Income/(loss) from investment operations:
Net investment income	0.23 (d)	0.17 (d)	0.26 (d)	0.31 (d)	0.32 (d)	0.29 (d)
Net realized and unrealized gains/(losses) on investments	(2.02)	(0.29)	0.69	0.72	(0.40)	0.16
Total income/(loss) from investment operations	(1.79)	(0.12)	0.95	1.03	(0.08)	0.45
Less distributions from:
Net investment income	0.27	0.22	0.34	0.32	0.33	0.28
Net realized gains	0.33	—	0.04	—	—	—
Total distributions	0.60	0.22	0.38	0.32	0.33	0.28
Net asset value, end of period	$ 9.69	$ 12.08	$ 12.42	$ 11.85	$ 11.14	$ 11.55
Total Return(e)	(15.48)%	(0.93)% (f)	8.20%	9.38%	(0.75)%	3.99%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,432,739	$1,908,411	$2,084,815	$2,024,704	$1,992,169	$2,329,674
Ratios to average net assets:
Net expenses	0.20%	0.19% (g)	0.17%	0.17%	0.17%	0.16%
Gross expenses	0.20%	0.19% (g)	0.17%	0.17%	0.17%	0.16%
Net investment income	2.07%	1.85% (g)	2.16%	2.67%	2.86%	2.55%
Portfolio turnover rate	48% (h)	59% (f)(h)	110% (h)	422%	223%	297%
Notes to Financial Highlights
(a)	Beginning with the year ended September 30, 2022, the Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.
(b)	Financial information from January 1, 2016 until May 24, 2021 is for the GE RSP Income Fund, which was reorganized into the State Street Income Fund effective May 24, 2021. See Note 1 in the accompanying Notes to Financial Statements.
(c)	Effective 4/13/2021, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
(d)	Per share values have been calculated using the average shares method.
(e)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(f)	Not annualized.
(g)	Annualized for periods less than one year.
(h)	The portfolio turnover calculated for the periods ended, 9/30/22, 9/30/21 and 12/31/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 163%, 134% and 304%, respectively.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	39

State Street Institutional Investment Trust
Statements of Assets and Liabilities — September 30, 2022
	State Street U.S. Core Equity Fund	State Street Income Fund
Assets
Investments in securities, at fair value (cost $4,061,882,158 and $1,553,988,758, respectively)	$ 5,177,248,107	$ 1,359,894,684
Short-term affiliated investments, at fair value (cost $22,781,784 and $195,143,093 respectively)	22,781,784	195,143,093
Cash	153,182	2,075,692
Net cash collateral on deposit with broker for future contracts and TBAs	—	7,076,825
Net cash collateral on deposit with broker for swap contracts	—	2,524,878
Receivable for investments sold	14,064,255	—
Income receivables	5,002,789	7,358,846
Receivable for fund shares sold	—	2,413
Income receivable from affiliated investments	97,793	258,103
Receivable for accumulated variation margin on futures contracts	4,226,113	—
Other assets	13,359	3,579
Total assets	5,223,587,382	1,574,338,113
Liabilities
Distribution payable to shareholders	38,820	376,187
Net cash collateral on futures contracts due to broker	1,189,644	—
Payable for investments purchased	20,590,092	134,988,901
Payable for fund shares redeemed	1,555,382	404,775
Payable for accumulated variation margin on swap contracts	—	3,799,301
Payable for accumulated variation margin on futures contracts	—	1,450,832
Payable to the Adviser	556,078	168,156
Payable for custody, fund accounting and sub-administration fees	206,722	93,924
Accrued other expenses	825,357	316,836
Total liabilities	24,962,095	141,598,912

Net Assets	$ 5,198,625,287	$ 1,432,739,201
Net Assets Consist of:
Capital paid in	$ 3,672,339,262	$ 1,709,458,789
Total distributable earnings (loss)	1,526,286,025	(276,719,588)
Net Assets	$ 5,198,625,287	$ 1,432,739,201
Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	91,968,681	147,906,571
Net asset value per share	$ 56.53	$ 9.69
The accompanying Notes are an integral part of these financial statements.
40	Statements of Assets and Liabilities

State Street Institutional Investment Trust
Statements of Operations — For the year ended September 30, 2022
	State Street U.S. Core Equity Fund	State Street Income Fund
Investment Income
Income
Dividend	$ 80,791,895	$ —
Interest	—	37,161,811
Income from affiliated investments	640,540	921,251
Less: Foreign taxes withheld	(202,462)	—
Total income	81,229,973	38,083,062
Expenses
Advisory and administration fees	7,730,909	2,197,285
Transfer agent fees	495,986	443,031
Trustees' fees	51,997	28,910
Custody, fund accounting and sub-administration fees	539,845	254,466
Professional fees	69,981	21,095
Registration fees	771,382	215,214
Other expenses	327,964	164,474
Total expenses	9,988,064	3,324,475
Net investment income	$ 71,241,909	$ 34,758,587
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$ 421,924,091	$ (52,122,585)
Futures	(3,562,381)	(5,806,128)
Swap contracts	—	(4,362,923)
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	(1,544,382,117)	(246,872,086)
Futures	5,535,899	(857,387)
Swap contracts	—	171,840
Net realized and unrealized gain (loss) on investments	(1,120,484,508)	(309,849,269)
Net Decrease in Net Assets Resulting from Operations	$(1,049,242,599)	$ (275,090,682)
The accompanying Notes are an integral part of these financial statements.
Statements of Operations	41

State Street Institutional Investment Trust
Statements of Changes in Net Assets
	State Street U.S. Core Equity Fund
	Year Ended 9/30/22	Period Ended 9/30/21(a)(b)	Year Ended 12/31/20(a)
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 71,241,909	$ 49,436,678	$ 70,183,281
Net realized gain (loss) on investments and futures	418,361,710	743,574,138	328,591,207
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(1,538,846,218)	167,123,754	799,903,293
Net increase (decrease) from operations	(1,049,242,599)	960,134,570	1,198,677,781
Distributions to shareholders:
Total distributions	(848,288,634)	—	(400,316,279)
Increase (decrease) in assets from operations and distributions	(1,897,531,233)	960,134,570	798,361,502
Share transactions:
Proceeds from sale of shares	42,400,917	15,549,302	55,418,614
Value of distributions reinvested	805,523,319	—	379,700,260
Cost of shares redeemed	(547,451,321)	(409,783,514)	(545,111,984)
Net increase (decrease) from share transactions	300,472,915	(394,234,212)	(109,993,110)
Total increase (decrease) in net assets	(1,597,058,318)	565,900,358	688,368,392
Net Assets
Beginning of period	6,795,683,605	6,229,783,247	5,541,414,855
End of period	$ 5,198,625,287	$ 6,795,683,605	$ 6,229,783,247
Changes in Fund Shares
Shares sold	610,238	216,103	914,306
Issued for distributions reinvested	10,796,453	—	5,739,128
Shares redeemed	(7,886,965)	(5,605,458)	(9,524,851)
Net increase (decrease) in fund shares	3,519,726	(5,389,355)	(2,871,417)
(a)	Beginning with the year ended September 30, 2022, the Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.
(b)	Effective 4/13/2021, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
The accompanying Notes are an integral part of these financial statements.
42	Statements of Changes in Net Assets

State Street Institutional Investment Trust
Statements of Changes in Net Assets
	State Street Income Fund
	Year Ended 9/30/22	Period Ended 9/30/21(a)(b)	Year Ended 12/31/20(a)
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 34,758,587	$ 27,217,701	$ 44,464,564
Net realized gain (loss) on investments, futures and swap contracts	(62,291,636)	33,003,540	46,627,572
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	(247,557,633)	(79,823,683)	68,420,358
Net increase (decrease) from operations	(275,090,682)	(19,602,442)	159,512,494
Distributions to shareholders:
Total distributions	(91,204,659)	(36,235,960)	(64,080,587)
Increase (decrease) in assets from operations and distributions	(366,295,341)	(55,838,402)	95,431,907
Share transactions:
Proceeds from sale of shares	11,422,739	14,393,778	48,154,654
Value of distributions reinvested	88,373,222	32,110,035	61,957,884
Cost of shares redeemed	(209,172,304)	(167,069,788)	(145,433,304)
Net increase (decrease) from share transactions	(109,376,343)	(120,565,975)	(35,320,766)
Total increase (decrease) in net assets	(475,671,684)	(176,404,377)	60,111,141
Net Assets
Beginning of period	1,908,410,885	2,084,815,262	2,024,704,121
End of period	$ 1,432,739,201	$ 1,908,410,885	$ 2,084,815,262
Changes in Fund Shares
Shares sold	1,028,378	1,431,692	3,948,098
Issued for distributions reinvested	7,836,577	2,646,451	5,055,918
Shares redeemed	(18,902,853)	(14,031,749)	(12,024,475)
Net decrease in fund shares	(10,037,898)	(9,953,606)	(3,020,459)
(a)	Beginning with the year ended September 30, 2022, the Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.
(b)	Effective 4/13/2021, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
The accompanying Notes are an integral part of these financial statements.
Statements of Changes in Net Assets	43

State Street Institutional Investment Trust
Notes to Financial Statements — September 30, 2022
1. Organization of the Funds
State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2022, the Trust consists of thirty-two (32) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board” and each member thereof, a "Trustee") to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the State Street U.S. Core Equity Fund and the State Street Income Fund (each, a "Fund" and collectively, the "Funds"). Shares of the Funds may be purchased only by Eligible Investors, as defined in the Funds' prospectus, through General Electric Company’s defined contribution plan arrangement in a Fund.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Each Fund commenced operations on May 24, 2021, as a result of a Reorganization (Note 11) in which each Fund assumed all of the assets and liabilities of its respective Predecessor Fund, per the below table. Each Fund has substantially similar investment strategies as its Predecessor Fund. Each Fund has adopted the historical performance of its respective Predecessor Fund.
Fund	Predecessor Fund
State Street U.S. Core Equity Fund	GE RSP U.S. Equity Fund
State Street Income Fund	GE RSP Income Fund
Prior to May 24, 2021, the Predecessor Funds operated as Employees’ Securities Companies (as defined in the 1940 Act) and as such were exempt from certain provisions of the 1940 Act.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued
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at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•	Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2022 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
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Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.
Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The State Street U.S. Core Equity Fund invests in real estate investments trusts ("REITs"). REITs determine the tax character of their distributions as a return of capital or capital gain. The Fund’s policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital gains distributions at year end based on information provided by the REIT and/or SSGA FM estimates of such redesignations for which actual information has not yet been reported.
Expenses Certain expenses, which are directly identifiable to a specific Fund, are applied to the Fund that incurs such expenses. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.
Distributions The State Street Income Fund declares investment income dividends daily and pays them monthly. The State Street U.S. Core Equity Fund declares and pays dividends from investment income annually.
Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities During the period ended September 30, 2022, the State Street Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the State Street Income Fund’s Schedule of Investments. The State Street Income Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, the State Street Income Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To-Be-Announced Transactions The State Street Income Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.
The State Street Income Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the State Street Income Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. The State Street Income Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the State Street Income Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the
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pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the State Street Income Fund will enter into TBA transactions only with established counterparties. The State Street Income Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.
4.Derivative Financial Instruments
Futures Contracts The Funds may enter into futures contracts to meet a Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Funds' Schedule of Investments and cash deposited, if any, is included in Net cash collateral on deposit with broker for future contracts and TBAs on the Statements of Assets and Liabilities. Subsequent payments are made or received by a Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.
For the year ended September 30, 2022, the State Street U.S. Core Equity Fund and the State Street Income Fund entered into futures contracts in order to equitize cash and manage exposure to interest rates, respectively.
Credit Default Swaps During the year ended September 30, 2022, the State Street Income Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or
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depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Interest Rate Swaps Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.
The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2022 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
Asset Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	4,226,113	$ —	$ 4,226,113

Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street Income Fund
Futures Contracts	$ 1,450,832	$ —	$ —	$ —	$ —	$ 1,450,832
Swap Contracts	—	—	3,799,301	—	—	3,799,301

Realized Gain/Loss
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	(3,562,381)	$ —	$ (3,562,381)
State Street Income Fund
Futures Contracts	$ (5,806,128)	$ —	$ —	$ —	$ —	$ (5,806,128)
Swap Contracts	—	—	(4,362,923)	—	—	(4,362,923)

Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	5,535,899	$ —	$ 5,535,899
State Street Income Fund
Futures Contracts	$ (857,387)	$ —	$ —	$ —	$ —	$ (857,387)
Swap Contracts	—	—	171,840	—	—	171,840
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5.Fees and Transactions with Affiliates
Advisory Fee SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:
Fund	Management Fee
State Street U.S. Core Equity Fund	0.12%
State Street Income Fund	0.13%
Custody, Fund Accounting and Sub-Administration Fees State Street Bank and Trust Company (“State Street”) serves as the custodian, fund accountant and sub-administrator to the Funds. Amounts paid by the Funds to State Street for performing such services are included as custody, fund accounting and sub-administration fees in the Statements of Operations.
Due to Custodian In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian, who is an affiliate of the Funds.
Other Transactions with Affiliates The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2022 are disclosed in each Fund's Schedule of Investments.
6.Trustees' Fees
The fees and expenses of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the fiscal year ended September 30, 2022 were as follows:
	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
State Street U.S. Core Equity Fund	$ —	$ —	$1,878,720,898	$2,284,658,099
State Street Income Fund	565,528,812	509,491,073	143,939,134	207,960,688
8.Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to the federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds' tax positions and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
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Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, paydown gains and losses, futures contracts, swap contracts, straddle loss deferrals, return of capital adjustments, wash sale loss deferrals, and amortization and accretion of premium and discount for financial statement purposes.
The tax character of distributions paid during the fiscal year ended September 30, 2022 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street U.S. Core Equity Fund	$130,189,250	$718,099,384	$848,288,634
State Street Income Fund	73,556,280	17,648,379	91,204,659
The tax character of distributions paid during the period ended September 30, 2021 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street Income Fund	$36,235,960	$—	$36,235,960
The tax character of distributions paid by the Predecessor Funds during the year ended December 31, 2020 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street U.S. Core Equity Fund	$96,916,006	$303,400,273	$400,316,279
State Street Income Fund	59,629,980	4,450,607	64,080,587
At September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Tax Exempt Income	Capital Loss Carryforwards	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street U.S. Core Equity Fund	$58,140,756	$—	$ —	$375,222,486	$1,092,922,783	$—	$1,526,286,025
State Street Income Fund	433,293	—	(77,774,795)	—	(199,001,899)	—	(276,343,401)
As of September 30, 2022, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:
Fund	Non-Expiring Short Term	Non-Expiring Long Term
State Street Income Fund	$40,872,370	$36,902,425
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As of September 30, 2022, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street U.S. Core Equity Fund	$4,111,332,665	$1,409,766,129	$316,843,346	$1,092,922,783
State Street Income Fund	1,752,506,121	361,051	199,362,950	(199,001,899)
9.Line of Credit
The Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $1.275 billion ($1.1 billion prior to October 6, 2022) revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2023 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operation expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
Prior to October 7, 2021, the Funds had access to $200 million of a $500 million revolving credit facility and interest was calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate.
The Funds had no outstanding loans during the period ended September 30, 2022.
10.Risks
Concentration Risk As a result of a Fund's ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund's investments more than if a Fund was more broadly diversified.
Interest Rate Risk Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.
Credit Risk Each Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Market Risk Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has spread globally. In an organized attempt to contain and mitigate the effects of the spread of the COVID-19, governments and businesses world-wide took and continue to take aggressive measures,
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including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in and may continue to result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
11.Reorganization
Effective May 24, 2021, shareholders of each Predecessor Fund received shares of each respective Fund, per the table below, with an aggregate net asset value equal to shares in the Predecessor Fund immediately prior to the reorganization. Each Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in each respective Fund’s financial statements and financial highlights.
Fund	Predecessor Name	Aggregate Net Asset Value	Shares
State Street U.S. Core Equity Fund	GE RSP U.S. Equity Fund	$6,729,291,756	90,684,798
State Street Income Fund	GE RSP Income Fund	$1,938,602,965	161,204,455
12.Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.
13.Change in Audit Firm
On November 18, 2021, the Audit Committee (the “Committee”) of the Board of Trustees of the Trust dismissed BBD LLP (“BBD”), 1835 Market Street Philadelphia, Pennsylvania 19103, as the Funds’ independent registered public accounting firm effective following the issuance by BBD of their report on the Funds’ September 30, 2021 financial statements.
The reports of BBD on the Funds’ financial statements for the fiscal period ended September 30, 2021, and fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal period ended September 30, 2021 and fiscal years ended December 31, 2020 and 2019, and in the subsequent interim period through November 18, 2021, there were no disagreements between the Funds and BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or
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procedure which, if not resolved to the satisfaction of BBD, would have caused it to make reference to the disagreements in its report on the financial statements. In addition, during the fiscal period ended September 30, 2021 and the fiscal years ended December 31, 2020 and 2019, and in the subsequent interim period through November 18, 2021, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Funds requested and BBD furnished a letter addressed to the Securities and Exchange Commission stating whether or not BBD agreed with the above statements. A copy of such letter is filed as an Exhibit, under Item 13(a)(4), to Form N-CSR for the period ended March 31, 2022.
On November 18, 2021, the Committee also approved the appointment of Ernst & Young LLP (“E&Y”), 200 Clarendon Street, Boston, MA 02116, as the Funds’ independent registered public accounting firm for the fiscal year ending September 30, 2022.
During the three most recent fiscal periods and in the subsequent interim period through November 18, 2021, neither the Funds nor anyone on its behalf consulted EY concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
14.Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
Notes to Financial Statements	53

State Street Institutional Investment Trust
Report of Independent Registered Public Accounting Firm
To the Shareholders of State Street U.S. Core Equity Fund and State Street Income Fund and the Board of Trustees of State Street Institutional Investment Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of State Street U.S. Core Equity Fund and State Street Income Fund (collectively, the “Funds”) (two of the funds constituting State Street Institutional Investment Trust (the “Trust”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting State Street Institutional Investment Trust) at September 30, 2022, and the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statements of changes in net assets and the financial highlights for the periods ended prior to October 1, 2021 were audited by another independent registered public accounting firm whose report, dated November 24, 2021, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 23, 2022
54	Report of Independent Registered Public Accounting Firm

State Street Institutional Investment Trust
Other Information — September 30, 2022 (Unaudited)
Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for their fiscal year ended September 30, 2022.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2022 is considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Long Term Capital Gains Distributions
Long term capital gain dividends were paid from the Funds during the year ended September 30, 2022:
Amount
State Street U.S. Core Equity Fund	$718,099,384
State Street Income Fund	17,648,379
Proxy Voting Policies and Procedures and Record
The Funds have adopted the proxy voting policies of the Adviser. A description of the Funds' proxy voting policies and procedures that are used by the Funds' Adviser to vote proxies relating to Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-800-242-0134 (toll free) and (ii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the SEC’s website at www.sec.gov and on the Funds' website at www.ssga.com. The Funds' Schedules of Investments are available upon request, without charge, by calling 1-800-242-0134 (toll free).
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Other Information, continued — September 30, 2022 (Unaudited)
TRUSTEE CONSIDERATIONS IN APPROVAL OF INVESTMENT ADVISORY AGREEMENT1
Overview of the Contract Review Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.
Consistent with these requirements, the Board of Trustees (the “Board”) of the State Street Institutional Investment Trust (the “Trust”), met in person on April 6, 2022 and May 11-12, 2022, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to each of State Street Income Fund and State Street U.S. Core Equity Fund (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustee who is an “interested person” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser (“Independent Counsel”) in connection with their consideration of approval of the Advisory Agreement. Following the April 6, 2022 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 11-12, 2022 meeting. The Independent Trustees considered, among other things, the following:
Information about Performance, Expenses and Fees
A report prepared by an independent third-party provider of investment company data, which includes for each Fund:
•	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2021, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);
•	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);
______________________
1 Over the course of many years overseeing the Funds and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.
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•	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and
•	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.
Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and
Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).
Information about Portfolio Management
•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;
•	Information concerning the allocation of brokerage; and
•	Information regarding the procedures and processes used to value the assets of the Funds.
Information about the Adviser
•	Reports detailing the financial results and condition of the Adviser and its affiliates;
•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolios of the Funds and for Fund operations;
•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;
•	Information about the Adviser’s proxy voting policies and procedures and information regarding the Adviser’s practices for overseeing proxy vendors;
•	Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Funds;
•	A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;
•	A description of the business continuity and disaster recovery plans of the Adviser; and
•	Information regarding the Adviser’s risk management processes.
Other Relevant Information
•	Information concerning the nature, extent, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Funds’ administrator (the “Administrator”);
•	Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Funds, as applicable, and the role of the Adviser in managing the Funds’ relationship with these service providers;
•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;
•	Responses to a request for information reviewed prior to the April 6, 2022 and May 11-12, 2022 meetings by Independent Counsel, requesting specific information from each of:
Other Information	57

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Other Information, continued — September 30, 2022 (Unaudited)
○	SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins from such operations for the calendar year ended December 31, 2021; and the relevant operations of other Affiliated Service Providers to the Funds, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2021;
○	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian and securities lending agent for the Funds, with respect to its operations relating to the Funds; and
○	State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;
•	Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 11-12, 2022; and
•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel.
In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.
The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, at the meeting held on May 11-12, 2022, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2022, for an additional year with respect to all Funds.
Nature, Extent and Quality of Services
In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of a portfolio’s quality distribution and sector and interest rate exposure. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. Further, the Board considered material enhancements made to the risk management processes and systems over the past year. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including reputational and
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Other Information, continued — September 30, 2022 (Unaudited)
entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management, as well as the Adviser’s succession planning process.
The Board had previously reviewed the compliance programs of SSGA FM and various Affiliated Service Providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in overseeing each Fund’s securities lending activities. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic.
On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Funds.
Fund Performance
The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2021. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of each Fund:
State Street Income Fund. The Board considered that the Fund’s performance was equal to the median of its Performance Group for the 1-year period, was below the median of its Performance Group for the 3- and 5-year periods, and was above the median of its Performance Group for the 10-year period. The Board also considered that the Fund’s performance was above the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also considered that the Fund’s performance was above its Lipper Index for the 1-year period and was below its Lipper Index for the 3-, 5- and 10-year periods. The Board also took into account management’s discussion of the Fund’s performance.
State Street U.S. Core Equity Fund. The Board considered that Fund’s performance was above the median of its Performance Group for the 3- and 10-year periods and was below the median of its Performance Group for the 1- and 5-year periods. The Board also considered that the Fund’s performance was below the median of its Performance Universe for the 1-year period and was above the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also considered that the Fund’s performance was above its Lipper Index for the 1-, 3-, 5- and 10-year periods.
On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or is being appropriately monitored and/or addressed by management.
Management Fees and Expenses
The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for each of the Funds. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of each Fund:
State Street Income Fund. The Board considered that the Fund’s actual management fee was below the median of its Expense Group and above the median of its Expense Universe. The Board also considered that the Fund’s total expenses were below the median of its Expense Group and above the median of its Expense Universe.
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Other Information, continued — September 30, 2022 (Unaudited)
State Street U.S. Core Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the median of its Expense Group and Expense Universe.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.
Profitability
The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Funds, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Funds and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including reputational and entrepreneurial risks.
The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparative management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.
Conclusions
In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.
Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
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Other Information, continued — September 30, 2022 (Unaudited)
TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Trustees
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	57	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc. (1992 - 2017); Director, The Taiwan Fund, Inc. (2007 - 2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Europe Limited (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 - 2019, Independent Director, SSGA Qualified Funds PLC.	57	Board Director and Chairman, SPDR Europe 1PLC Board (2011 - present); Board Director and Chairman, SPDR Europe II, PLC (2013 - present).
John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2020 - present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	57	Director, Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present); Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (since 2019); Trustee of Gregorian University Foundation (1992 - 2007); Chairman of the Board of Directors, Vivaldi Biosciences Inc. (May 2017 - present); Chairman of the Supervisory Board, Vivaldi Biosciences AG. (May 2017 - present); Trustee, Gallim Dance (December 2021 - present).
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State Street Institutional Investment Trust
Other Information, continued — September 30, 2022 (Unaudited)
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	57	1998 to December 2008, Chairman, Board Member and December 2008 to present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (2001 - 2017) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings (2003 - January 2021), Regenesis Biomedical Inc. (April 2012 - present).
Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 - 2009); Trustee, Randolph-Macon College (2004 - 2016).	57	None.
Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 - June 2022) and Accounting Professor (1987 - present) at Fordham University.	57	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).
Margaret McLaughlin c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee	Term: Indefinite Appointed: 9/22	Consultant (since 2020) Bates Group (consultants); Consultant (2019 - 2020) Madison Dearborn Partners (private equity); General Counsel/CCO (2011 - 2019) Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology).	57	Director, Manning & Napier Fund Inc. (2021 - present).
George Pereira c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 - September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	57	Director, Pacific Premier Bancorp, Pacific Premier Bank (2021 - present); Director, Charles Schwab Asset Management (Ireland) Ltd., & Charles Schwab Worldwide Funds plc. (2005 - 2020); Director, Rotaplast International, Inc. (non-profit providing free medical services to children worldwide) (2012 - 2018).

62	Other Information

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Other Information, continued — September 30, 2022 (Unaudited)
Interested Trustee(1)
Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).	57	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 - present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 - present).
(1)	The individual listed above is a Director who is an “interested person,” as defined in the 1940 Act, of the Company (“Interested Director”).
(2)	Ms. Needham is an Interested Director because of her employment by SSGA FM, an affiliate of the Company.
*	Served in various capacities and/or with various affiliated entities during noted time period.
†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as Adviser.
The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President and Trustee	Term: Indefinite Elected: 4/20	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 4/19	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (2005 - present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
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Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).

David K. Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).

Ryan Hill SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1982	Assistant Treasurer	Term: Indefinite Elected: 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2017 - present); Assistant Vice President, State Street Bank and Trust Company (May 2014 - May 2017).

John Bettencourt SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1976	Assistant Treasurer	Term: Indefinite Elected: 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 6/16 Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - Present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and General Counsel, State Street Global Advisors (May 2022 – present); Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – May 2022).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel Eaton Vance Corp. (October 2010 - October 2019).
64	Other Information

State Street Institutional Investment Trust
Other Information, continued — September 30, 2022 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.
Other Information	65

State Street Institutional Investment Trust
Shareholder Services
INSIDE THE RETIREMENT SAVINGS PLAN
Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:
GE Retirement Savings Plan Service Center: 1-877-55-GERSP (1-877-554-3777)
or visit OneHR.ge.com > Retirement (or RSP) > My GE RSP
OUTSIDE THE RETIREMENT SAVINGS PLAN
If shares of the Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:
SSGA Funds Management, Inc.: 1-800-242-0134
or visit www.ssga.com
Shareholder Services	67

Trustees
Michael F. Holland, Co-Chairperson
Patrick J. Riley, Co-Chairperson
John R. Costantino
Donna M. Rapaccioli
Michael A. Jessee
Richard D. Shirk
Ellen M. Needham
Margaret McLaughlin
George Pereira
Officers
Ellen M. Needham, President
Brian Harris, Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Chad C. Hallett, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
David K. Lancaster, Assistant Treasurer
Ryan Hill, Assistant Treasurer
John Bettencourt, Assistant Treasurer
Sean O'Malley, Chief Legal Officer
David Barr, Secretary
David Urman, Assistant Secretary
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Annual Report
September 30, 2022
State Street Institutional Investment Trust
State Street Diversified Income Fund
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

State Street Diversified Income Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The State Street Diversified Income Fund (the “Fund”) seeks to provide a high level of income. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the period from the Fund’s inception on December 22, 2021 through September 30, 2022 (the “Reporting Period”), the total return for the Fund was –19.32% and the Index was –14.48%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The Fund’s allocation to certain income-seeking sectors, including U.S.Investment Grade Credit, Emerging Market Hard Currency Debt and Convertible Securities and the relative underperformance of these sectors vs. the Index was the primary driver of the Fund’s performance during the Reporting Period relative to the Index. Also detracting from the Fund’s relative performance was its longer duration positioning vs. the Index in an environment where U.S. interest rates rose meaningfully with U.S. ten-year treasury yield rising by 2.34% from 1.49% on December 23, 2021 to 3.83% on September 30, 2022. On the other hand, the Fund’s allocation to U.S. High Yield Credit and Bank Loan sectors and relative outperformance of these sectors vs. the Fund’s benchmark made a positive contribution to the Fund’s relative performance vs. its benchmark.
The Fund used U.S. interest rate futures and credit derivatives (CDX contracts) in order to manage interest rate risk and gain the desired exposure to U.S. Investment Grade Credit, U.S. High Yield Credit and EM Hard Currency Debt markets during the Reporting Period. The Fund’s use of U.S. interest rate futures detracted from the performance as U.S. interest rates rose during the Reporting Period. On the other hand, the Fund’s use of credit derivatives contributed to the Fund’s performance relative to the Index.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

State Street Diversified Income Fund
Performance Summary (Unaudited)
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
* Commencement of operations
Line graph is based on cumulative total return.
Performance as of September 30, 2022
Total Return Inception Date to September 30, 2022*
State Street Diversified Income Fund Class K	(19.32%)
Bloomberg U.S. Aggregate Bond Index (1)	(14.48%)
*	Inception date is December 22, 2021.
(1)	The Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The securities in the Bloomberg U.S. Aggregate Bond Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the index. In addition, the securities must be U.S. dollar denominated, fixed rate, non convertible, and taxable. Certain types of securities, such as flower bonds, TINs, and state and local government series bonds are excluded from the Bloomberg U.S. Aggregate Bond Index. Also excluded from the Bloomberg U.S. Aggregate Bond Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Bloomberg U.S. Aggregate Bond Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.
Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.
See accompanying notes to financial statements.

State Street Diversified Income Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	% of Net Assets
SPDR Blackstone Senior Loan ETF	3.0%
SPDR Bloomberg Convertible Securities ETF	3.0
Federal National Mortgage Association 2.00% 10/15/2052	2.9
Federal National Mortgage Association 2.50% 10/15/2052	2.4
SPDR ICE Preferred Securities ETF	2.0
TOTAL	13.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of September 30, 2022

% of Net Assets
Corporate Bonds & Notes	54.3%
Foreign Government Obligations	17.0
U.S. Government Agency Obligations	14.6
Mutual Funds and Exchange Traded Products	10.0
Asset-Backed Securities	2.6
Commercial Mortgage Backed Securities	2.0
Short-Term Investment	11.9
Liabilities in Excess of Other Assets	(12.4)
TOTAL	100.0%
(The composition is expressed as a percentage of net assets as of the date indicated. The composition will vary over time.)
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 54.3%
ADVERTISING — 0.2%
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	$ 50,000	$ 42,378
AEROSPACE & DEFENSE — 1.5%
Boeing Co.:
5.04%, 5/1/2027	75,000	72,226
5.71%, 5/1/2040	50,000	43,647
Bombardier, Inc. 7.50%, 3/15/2025 (a)	43,000	41,821
Howmet Aerospace, Inc. 3.00%, 1/15/2029	50,000	40,875
Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	50,000	47,148
TransDigm, Inc. 4.63%, 1/15/2029	50,000	40,371
		286,088
AGRICULTURE — 0.7%
Altria Group, Inc. 3.40%, 2/4/2041	50,000	31,525
BAT Capital Corp. 3.73%, 9/25/2040	50,000	32,090
BAT International Finance PLC 1.67%, 3/25/2026	50,000	43,190
Darling Ingredients, Inc. 6.00%, 6/15/2030 (a)	20,000	19,090
		125,895
AIRLINES — 1.0%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/2026 (a)	50,000	46,988
5.75%, 4/20/2029 (a)	50,000	43,636
Delta Air Lines, Inc. 2.90%, 10/28/2024	50,000	46,625
United Airlines, Inc. 4.38%, 4/15/2026 (a)	50,000	44,611
		181,860
AUTO MANUFACTURERS — 1.5%
Ford Motor Co. 3.25%, 2/12/2032	100,000	72,026
Ford Motor Credit Co. LLC 2.70%, 8/10/2026	100,000	82,840
General Motors Financial Co., Inc.:
1.25%, 1/8/2026	50,000	42,986
2.70%, 6/10/2031	50,000	36,826
Jaguar Land Rover Automotive PLC 5.63%, 2/1/2023 (a)	50,000	48,875
		283,553
Security Description	Principal Amount	Value
AUTO PARTS & EQUIPMENT — 0.2%
Goodyear Tire & Rubber Co. 5.00%, 7/15/2029	$ 50,000	$ 40,961
BANKS — 3.7%
Bank of America Corp. 5 Year CMT + 1.20%, 2.48%, 9/21/2036 (b)	100,000	72,350
Barclays PLC 5 Year CMT + 2.90%, 3.56%, 9/23/2035 (b)	100,000	74,066
Citigroup, Inc. 4.40%, 6/10/2025	100,000	97,233
Deutsche Bank AG:
SOFR + 2.58%, 3.96%, 11/26/2025 (b)	50,000	46,659
SOFR + 2.76%, 3.73%, 1/14/2032 (b)	50,000	34,083
First-Citizens Bank & Trust Co. 3 Month SOFR + 3.83%, 3.93%, 6/19/2024 (b)	50,000	49,316
Freedom Mortgage Corp. 6.63%, 1/15/2027 (a)	50,000	35,675
Goldman Sachs Group, Inc. 6.75%, 10/1/2037	50,000	49,960
HSBC Holdings PLC 6.50%, 9/15/2037	50,000	46,701
Intesa Sanpaolo SpA 1 year CMT + 2.60%, 4.20%, 6/1/2032 (a) (b)	50,000	33,811
Morgan Stanley SOFR + 1.36%, 2.48%, 9/16/2036 (b)	50,000	35,828
Natwest Group PLC 5 Year CMT + 2.35%, 3.03%, 11/28/2035 (b)	50,000	35,519
UniCredit SpA 5 Year CMT + 4.75%, 5.46%, 6/30/2035 (a) (b)	50,000	37,179
Westpac Banking Corp. 5 Year CMT + 1.35%, 2.89%, 2/4/2030 (b)	50,000	46,040
		694,420
BEVERAGES — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70%, 2/1/2036	100,000	90,154
Constellation Brands, Inc. 2.25%, 8/1/2031	50,000	38,359
Keurig Dr Pepper, Inc. 3.95%, 4/15/2029	100,000	91,323
		219,836
BUILDING MATERIALS — 0.4%
Carrier Global Corp. 2.72%, 2/15/2030	50,000	41,269

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
Standard Industries, Inc. 3.38%, 1/15/2031 (a)	$ 50,000	$ 35,291
		76,560
CHEMICALS — 1.3%
Chemours Co. 4.63%, 11/15/2029 (a)	50,000	37,191
Dow Chemical Co. 3.60%, 11/15/2050	50,000	34,053
DuPont de Nemours, Inc. 5.32%, 11/15/2038	50,000	45,502
LYB International Finance III LLC 3.63%, 4/1/2051	50,000	32,701
Methanex Corp. 5.13%, 10/15/2027	50,000	42,140
WR Grace Holdings LLC 4.88%, 6/15/2027 (a)	50,000	43,076
		234,663
COMMERCIAL SERVICES — 2.0%
ADT Security Corp. 4.13%, 8/1/2029 (a)	50,000	41,449
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l 4.63%, 6/1/2028 (a)	50,000	38,499
Block, Inc. 2.75%, 6/1/2026	50,000	42,969
Gartner, Inc. 3.63%, 6/15/2029 (a)	50,000	41,891
MPH Acquisition Holdings LLC 5.50%, 9/1/2028 (a)	50,000	41,305
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 7/15/2029 (a)	50,000	49,960
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.38%, 8/31/2027 (a)	50,000	42,058
Service Corp. International 3.38%, 8/15/2030	50,000	39,201
United Rentals North America, Inc. 3.75%, 1/15/2032	50,000	39,258
		376,590
COMPUTERS — 0.6%
Dell International LLC/EMC Corp. 5.30%, 10/1/2029	50,000	46,583
NCR Corp. 5.13%, 4/15/2029 (a)	50,000	37,474
Seagate HDD Cayman 3.13%, 7/15/2029	50,000	36,777
		120,834
COSMETICS/PERSONAL CARE — 0.3%
Coty, Inc. 5.00%, 4/15/2026 (a)	50,000	45,798
Security Description	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65%, 10/29/2024	$ 50,000	$ 45,663
Air Lease Corp. 1.88%, 8/15/2026	50,000	42,373
Capital One Financial Corp. SOFR + 0.86%, 1.88%, 11/2/2027 (b)	50,000	42,579
Nationstar Mortgage Holdings, Inc. 5.75%, 11/15/2031 (a)	50,000	36,964
Navient Corp. 5.50%, 3/15/2029	50,000	38,056
NFP Corp. 4.88%, 8/15/2028 (a)	50,000	42,684
Nomura Holdings, Inc. 2.61%, 7/14/2031	50,000	37,094
OneMain Finance Corp. 3.50%, 1/15/2027	50,000	39,037
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. 2.88%, 10/15/2026 (a)	50,000	41,252
		365,702
ELECTRIC — 1.6%
Calpine Corp. 5.13%, 3/15/2028 (a)	50,000	43,237
Dominion Energy, Inc. Series C, 2.25%, 8/15/2031	50,000	38,991
Duke Energy Corp. 2.55%, 6/15/2031	50,000	39,149
FirstEnergy Corp. Series B, 4.40%, 7/15/2027	75,000	69,497
NRG Energy, Inc. 3.88%, 2/15/2032 (a)	50,000	39,093
Pacific Gas & Electric Co. 2.50%, 2/1/2031	50,000	36,404
Vistra Operations Co. LLC 4.38%, 5/1/2029 (a)	50,000	41,790
		308,161
ELECTRICAL COMPONENTS & EQUIPMENT — 0.3%
WESCO Distribution, Inc. 7.13%, 6/15/2025 (a)	50,000	50,002
ELECTRONICS — 0.2%
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	50,000	39,444
ENTERTAINMENT — 0.5%
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	50,000	48,187
Live Nation Entertainment, Inc. 3.75%, 1/15/2028 (a)	50,000	42,392
		90,579

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
ENVIRONMENTAL CONTROL — 0.2%
GFL Environmental, Inc. 4.00%, 8/1/2028 (a)	$ 50,000	$ 41,677
FOOD — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC 3.50%, 3/15/2029 (a)	50,000	40,375
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	50,000	42,279
Performance Food Group, Inc. 4.25%, 8/1/2029 (a)	50,000	41,629
Post Holdings, Inc. 4.50%, 9/15/2031 (a)	50,000	40,250
US Foods, Inc. 6.25%, 4/15/2025 (a)	50,000	49,263
		213,796
FOOD SERVICE — 0.2%
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	50,000	44,198
FOREST PRODUCTS & PAPER — 0.2%
Suzano Austria GmbH Series DM3N, 3.13%, 1/15/2032	50,000	35,811
GAS — 0.2%
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	50,000	37,005
HEALTH CARE PRODUCTS — 0.4%
Avantor Funding, Inc. 3.88%, 11/1/2029 (a)	50,000	40,620
Medline Borrower LP 3.88%, 4/1/2029 (a)	50,000	40,152
		80,772
HEALTH CARE SERVICES — 2.1%
Centene Corp. 2.50%, 3/1/2031	75,000	56,809
CHS/Community Health Systems, Inc. 4.75%, 2/15/2031 (a)	75,000	50,434
DaVita, Inc. 3.75%, 2/15/2031 (a)	50,000	35,635
Encompass Health Corp. 4.63%, 4/1/2031	50,000	39,543
HCA, Inc. 2.38%, 7/15/2031	50,000	37,045
IQVIA, Inc. 5.00%, 5/15/2027 (a)	50,000	47,038
Legacy LifePoint Health LLC 6.75%, 4/15/2025 (a)	50,000	47,320
Tenet Healthcare Corp.:
4.38%, 1/15/2030 (a)	50,000	41,702
6.25%, 2/1/2027 (a)	50,000	46,666
		402,192
Security Description	Principal Amount	Value
HOUSEWARES — 0.3%
Newell Brands, Inc. 4.45%, 4/1/2026	$ 50,000	$ 46,002
INSURANCE — 0.4%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 2/15/2029 (a)	50,000	39,455
HUB International, Ltd. 5.63%, 12/1/2029 (a)	50,000	41,758
		81,213
INTERNET — 0.3%
Uber Technologies, Inc. 7.50%, 9/15/2027 (a)	50,000	49,002
INVESTMENT COMPANY SECURITY — 0.5%
Blackstone Secured Lending Fund 2.85%, 9/30/2028	50,000	37,920
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 4.75%, 9/15/2024	50,000	46,874
		84,794
IRON/STEEL — 0.5%
Cleveland-Cliffs, Inc. 6.75%, 3/15/2026 (a)	50,000	49,183
Vale Overseas, Ltd. 3.75%, 7/8/2030	50,000	40,423
		89,606
LEISURE TIME — 0.9%
Carnival Corp. 5.75%, 3/1/2027 (a)	75,000	52,587
NCL Corp., Ltd. 3.63%, 12/15/2024 (a)	50,000	42,486
Royal Caribbean Cruises, Ltd. 4.25%, 7/1/2026 (a)	50,000	36,913
Viking Cruises, Ltd. 6.25%, 5/15/2025 (a)	50,000	43,439
		175,425
LODGING — 1.2%
Hilton Domestic Operating Co., Inc. 3.63%, 2/15/2032 (a)	50,000	38,340
Melco Resorts Finance, Ltd. Series REGS, 4.88%, 6/6/2025	50,000	37,325
MGM China Holdings, Ltd. 5.38%, 5/15/2024 (a)	50,000	43,978
MGM Resorts International 4.75%, 10/15/2028	50,000	42,328
Travel & Leisure Co. 4.50%, 12/1/2029 (a)	50,000	38,792
Wynn Macau, Ltd. 5.13%, 12/15/2029 (a)	50,000	32,768
		233,531

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
MEDIA — 3.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 1/15/2034 (a)	$ 100,000	$ 72,210
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.50%, 3/1/2042	50,000	31,642
3.85%, 4/1/2061	50,000	29,290
CSC Holdings LLC:
3.38%, 2/15/2031 (a)	50,000	35,243
5.75%, 1/15/2030 (a)	50,000	35,556
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.88%, 8/15/2027 (a)	50,000	43,203
DISH DBS Corp.:
5.75%, 12/1/2028 (a)	50,000	37,697
5.88%, 11/15/2024	50,000	44,722
Gray Television, Inc. 4.75%, 10/15/2030 (a)	50,000	37,510
iHeartCommunications, Inc. 4.75%, 1/15/2028 (a)	50,000	41,670
Paramount Global 4.95%, 1/15/2031	50,000	44,117
Sirius XM Radio, Inc. 3.13%, 9/1/2026 (a)	50,000	43,916
Univision Communications, Inc. 5.13%, 2/15/2025 (a)	50,000	47,444
Virgin Media Finance PLC 5.00%, 7/15/2030 (a)	50,000	37,437
Ziggo B.V. 4.88%, 1/15/2030 (a)	50,000	39,535
		621,192
METAL FABRICATE & HARDWARE — 0.3%
Advanced Drainage Systems, Inc. 6.38%, 6/15/2030 (a)	62,000	60,080
MINING — 1.0%
Corp. Nacional del Cobre de Chile 3.70%, 1/30/2050 (a)	100,000	66,353
FMG Resources August 2006 Pty, Ltd. 4.38%, 4/1/2031 (a)	50,000	38,730
Novelis Corp. 3.88%, 8/15/2031 (a)	50,000	37,317
Southern Copper Corp. 5.88%, 4/23/2045	50,000	46,814
		189,214
MISCELLANEOUS MANUFACTURER — 0.2%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	50,000	44,852
Security Description	Principal Amount	Value
OIL & GAS — 2.4%
KazMunayGas National Co. JSC Series REGS, 3.50%, 4/14/2033	$ 200,000	$ 131,548
Murphy Oil Corp. 6.13%, 12/1/2042	50,000	39,749
Parkland Corp. 4.50%, 10/1/2029 (a)	50,000	40,621
Petroleos Mexicanos:
6.50%, 3/13/2027	100,000	83,786
6.75%, 9/21/2047	50,000	27,850
Range Resources Corp. 4.88%, 5/15/2025	50,000	47,134
Southwestern Energy Co. 5.38%, 3/15/2030	50,000	44,939
Sunoco L.P./Sunoco Finance Corp. 4.50%, 5/15/2029	50,000	41,518
		457,145
PACKAGING & CONTAINERS — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 8/15/2027 (a)	50,000	31,119
Ball Corp. 2.88%, 8/15/2030	50,000	38,453
Graphic Packaging International LLC 3.75%, 2/1/2030 (a)	50,000	41,559
LABL, Inc. 6.75%, 7/15/2026 (a)	50,000	45,317
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	50,000	47,440
OI European Group B.V. 4.75%, 2/15/2030 (a)	50,000	39,803
		243,691
PHARMACEUTICALS — 2.6%
AbbVie, Inc. 4.55%, 3/15/2035	100,000	89,846
Bausch Health Cos., Inc. 7.00%, 1/15/2028 (a)	100,000	38,366
CVS Health Corp. 4.78%, 3/25/2038	75,000	65,732
EMBECTA Corp. 6.75%, 2/15/2030 (a)	100,000	93,018
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.88%, 10/15/2024 (a)	50,000	40,955
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.13%, 4/30/2028 (a)	50,000	42,746
Perrigo Finance Unlimited Co. 4.40%, 6/15/2030	50,000	40,930
Takeda Pharmaceutical Co., Ltd. 2.05%, 3/31/2030	50,000	39,621

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
Viatris, Inc. 2.70%, 6/22/2030	$ 50,000	$ 37,150
		488,364
PIPELINES — 4.7%
Buckeye Partners L.P. 4.50%, 3/1/2028 (a)	50,000	42,512
Cheniere Energy Partners L.P. COR, 3.25%, 1/31/2032	50,000	38,407
DCP Midstream Operating L.P. 5.38%, 7/15/2025	50,000	48,614
Enbridge, Inc. 2.50%, 8/1/2033	50,000	37,601
Energy Transfer L.P.:
4.25%, 3/15/2023	50,000	49,770
5.00%, 5/15/2050	50,000	39,071
Enterprise Products Operating LLC 3.20%, 2/15/2052	50,000	31,990
EQM Midstream Partners L.P. 4.75%, 1/15/2031 (a)	50,000	39,685
Genesis Energy L.P./Genesis Energy Finance Corp. 6.25%, 5/15/2026	50,000	43,490
Hess Midstream Operations L.P. 4.25%, 2/15/2030 (a)	50,000	40,526
Kinder Morgan, Inc.:
1.75%, 11/15/2026	50,000	43,340
3.60%, 2/15/2051	50,000	33,056
MPLX L.P. 1.75%, 3/1/2026	50,000	43,817
New Fortress Energy, Inc. 6.75%, 9/15/2025 (a)	50,000	47,346
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 2/1/2026 (a)	50,000	44,508
ONEOK, Inc. 5.20%, 7/15/2048	50,000	40,069
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp. 6.00%, 12/31/2030 (a)	50,000	42,494
TransCanada PipeLines, Ltd. 2.50%, 10/12/2031	50,000	38,422
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	50,000	42,978
Western Midstream Operating L.P. 3.35%, 2/1/2025	50,000	46,539
Williams Cos., Inc. 2.60%, 3/15/2031	50,000	39,259
		873,494
REAL ESTATE — 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 1/15/2029 (a)	50,000	36,067
Security Description	Principal Amount	Value
REAL ESTATE INVESTMENT TRUSTS — 2.1%
American Tower Corp. 3.38%, 10/15/2026	$ 50,000	$ 45,795
Boston Properties L.P. 2.45%, 10/1/2033	50,000	35,428
Crown Castle, Inc. 2.10%, 4/1/2031	50,000	37,447
Diversified Healthcare Trust 4.38%, 3/1/2031	50,000	32,341
Equinix, Inc. 2.15%, 7/15/2030	50,000	38,330
Iron Mountain, Inc. REIT, 4.50%, 2/15/2031 (a)	50,000	38,705
Kimco Realty Corp. 3.70%, 10/1/2049	50,000	34,493
Omega Healthcare Investors, Inc. 3.25%, 4/15/2033	50,000	35,431
Service Properties Trust 4.35%, 10/1/2024	50,000	44,060
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC 7.88%, 2/15/2025 (a)	50,000	48,713
		390,743
RETAIL — 1.9%
1011778 BC ULC/New Red Finance, Inc. 4.00%, 10/15/2030 (a)	50,000	39,365
Carvana Co. 4.88%, 9/1/2029 (a)	50,000	24,377
Lowe's Cos., Inc. 1.70%, 10/15/2030	50,000	37,737
McDonald's Corp. Series MTN, 4.88%, 12/9/2045	50,000	44,357
Nordstrom, Inc. 2.30%, 4/8/2024	50,000	46,640
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 2/15/2028 (a)	50,000	43,033
QVC, Inc. 4.38%, 9/1/2028	50,000	34,123
Staples, Inc. 7.50%, 4/15/2026 (a)	50,000	41,978
Yum! Brands, Inc. 3.63%, 3/15/2031	50,000	39,851
		351,461
SEMICONDUCTORS — 0.4%
Broadcom Corp./Broadcom Cayman Finance, Ltd. 3.88%, 1/15/2027	50,000	46,084
Broadcom, Inc. 3.19%, 11/15/2036 (a)	50,000	34,237
		80,321

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
SOFTWARE — 1.4%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	$ 50,000	$ 41,327
Fiserv, Inc. 3.50%, 7/1/2029	50,000	43,570
Open Text Corp. 3.88%, 2/15/2028 (a)	50,000	41,171
Oracle Corp.:
3.80%, 11/15/2037	50,000	36,419
3.85%, 4/1/2060	50,000	30,219
Take-Two Interactive Software, Inc. 3.55%, 4/14/2025	40,000	38,375
VMware, Inc. 2.20%, 8/15/2031	50,000	36,503
		267,584
TELECOMMUNICATIONS — 4.2%
Altice France SA 5.50%, 1/15/2028 (a)	50,000	39,586
AT&T, Inc.:
2.55%, 12/1/2033	100,000	74,417
3.55%, 9/15/2055	100,000	65,668
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	50,000	44,383
Frontier Communications Holdings LLC 5.00%, 5/1/2028 (a)	50,000	42,888
Level 3 Financing, Inc. 4.25%, 7/1/2028 (a)	50,000	39,066
Lumen Technologies, Inc. 5.38%, 6/15/2029 (a)	50,000	37,174
Sprint Corp. 7.88%, 9/15/2023	75,000	76,047
Telecom Italia SpA 5.30%, 5/30/2024 (a)	50,000	47,191
T-Mobile USA, Inc.:
2.25%, 2/15/2026	50,000	44,785
2.55%, 2/15/2031	100,000	79,219
VEON Holdings B.V. 3.38%, 11/25/2027 (a)	50,000	25,172
Verizon Communications, Inc.:
2.65%, 11/20/2040	100,000	64,859
3.00%, 11/20/2060	50,000	29,092
Vodafone Group PLC:
4.38%, 5/30/2028	50,000	47,117
5 Year CMT + 2.77%, 4.13%, 6/4/2081 (b)	50,000	34,728
		791,392
TRANSPORTATION — 0.2%
FedEx Corp. 3.25%, 5/15/2041	50,000	34,398
TRUCKING & LEASING — 0.2%
Fortress Transportation and Infrastructure Investors LLC 5.50%, 5/1/2028 (a)	50,000	40,116
Security Description	Principal Amount	Value
WATER — 0.2%
American Water Capital Corp. 3.25%, 6/1/2051	$ 50,000	$ 34,936
TOTAL CORPORATE BONDS & NOTES (Cost $12,878,510)		10,203,398
ASSET-BACKED SECURITIES — 2.6%
AUTOMOBILE — 1.8%
Carmax Auto Owner Trust Series 2019-3, Class B, 2.50%, 4/15/2025	200,000	196,133
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C, 1.02%, 9/15/2026 (a)	160,000	150,894
		347,027
CREDIT CARD — 0.8%
Citibank Credit Card Issuance Trust Series 2017-A6, Class A6, 1 Month USD LIBOR + 0.77%, 3.55%, 5/14/2029 (b)	150,000	147,739
TOTAL ASSET-BACKED SECURITIES (Cost $514,837)		494,766
FOREIGN GOVERNMENT OBLIGATIONS — 17.0%
ANGOLA — 0.4%
Angolan Government International Bond Series 144A, 8.00%, 11/26/2029 (a)	100,000	75,253
ARGENTINA — 0.2%
Argentine Republic Government International Bond 1.50%, 7/9/2035 (c)	200,000	36,350
BAHRAIN — 0.8%
Bahrain Government International Bond Series 144A, 5.63%, 5/18/2034 (a)	200,000	156,944
BOLIVIA — 0.2%
Bolivian Government International Bond Series REGS, 4.50%, 3/20/2028	50,000	39,281
BRAZIL — 1.0%
Brazilian Government International Bond:
3.75%, 09/12/2031	200,000	161,966
4.75%, 01/14/2050	50,000	34,316
		196,282

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
COLOMBIA — 0.7%
Colombia Government International Bond 3.25%, 4/22/2032	$ 200,000	$ 135,354
COSTA RICA — 0.5%
Costa Rica Government International Bond Series REGS, 6.13%, 2/19/2031	100,000	92,009
DOMINICAN REPUBLIC — 0.5%
Dominican Republic International Bond Series REGS, 5.30%, 1/21/2041	150,000	101,502
ECUADOR — 0.3%
Ecuador Government International Bond Series REGS, 2.50%, 7/31/2035 (c)	150,000	49,365
EGYPT — 0.6%
Egypt Government International Bond Series 144A, 5.88%, 2/16/2031 (a)	200,000	116,302
EL SALVADOR — 0.1%
El Salvador Government International Bond Series REGS, 5.88%, 1/30/2025	50,000	27,071
GHANA — 0.5%
Ghana Government International Bond Series REGS, Zero Coupon, 4/7/2025	200,000	84,210
GUATEMALA — 0.2%
Guatemala Government Bond Series 144A, 3.70%, 10/7/2033 (a)	50,000	36,729
HUNGARY — 1.2%
Hungary Government International Bond:
7.63%, 03/29/2041	50,000	49,346
Series 144A, 5.25%, 06/16/2029 (a)	200,000	181,996
		231,342
INDIA — 0.4%
Export-Import Bank of India Series REGS, 2.25%, 1/13/2031	100,000	74,543
JAMAICA — 0.3%
Jamaica Government International Bond 6.75%, 4/28/2028	50,000	52,069
Security Description	Principal Amount	Value
JORDAN — 0.4%
Jordan Government International Bond Series 144A, 5.85%, 7/7/2030 (a)	$ 100,000	$ 80,818
KENYA — 0.3%
Republic of Kenya Government International Bond Series 144A, 6.30%, 1/23/2034 (a)	100,000	61,126
LEBANON — 0.0% (d)
Lebanon Government International Bond Series EMTN, 6.10%, 10/4/2022 (e)	100,000	5,650
MEXICO — 0.6%
Mexico Government International Bond:
3.50%, 02/12/2034	50,000	38,193
5.00%, 04/27/2051	100,000	76,950
		115,143
MONGOLIA — 0.2%
Mongolia Government International Bond Series REGS, 3.50%, 7/7/2027	50,000	35,239
MOROCCO — 0.4%
Morocco Government International Bond Series 144A, 3.00%, 12/15/2032 (a)	100,000	70,068
NIGERIA — 0.7%
Nigeria Government International Bond Series REGS, 6.13%, 9/28/2028	200,000	132,260
OMAN — 1.0%
Oman Government International Bond Series REGS, 4.75%, 6/15/2026	200,000	186,250
PAKISTAN — 0.2%
Pakistan Government International Bond Series 144A, 6.00%, 4/8/2026 (a)	100,000	38,614
PANAMA — 0.7%
Panama Government International Bond:
3.87%, 07/23/2060	50,000	29,587
6.70%, 01/26/2036	100,000	97,871
		127,458

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
PARAGUAY — 0.4%
Paraguay Government International Bond Series 144A, 5.40%, 3/30/2050 (a)	$ 100,000	$ 73,675
ROMANIA — 1.1%
Romanian Government International Bond:
Series 144A, 3.00%, 02/27/2027 (a)	200,000	168,846
Series REGS, 4.00%, 02/14/2051	50,000	27,752
		196,598
SOUTH AFRICA — 0.7%
Republic of South Africa Government International Bond 5.75%, 9/30/2049	200,000	127,628
SRI LANKA — 0.3%
Sri Lanka Government International Bond Series REGS, 7.55%, 3/28/2030	200,000	49,528
TRINIDAD AND TOBAGO — 0.3%
Trinidad & Tobago Government International Bond Series REGS, 4.50%, 8/4/2026	50,000	48,146
TURKEY — 1.3%
Turkey Government International Bond:
4.25%, 03/13/2025	200,000	176,070
4.88%, 04/16/2043	50,000	28,079
5.13%, 02/17/2028	50,000	38,709
		242,858
UKRAINE — 0.1%
Ukraine Government International Bond Series REGS, 7.75%, 9/1/2025	100,000	23,390
UZBEKISTAN — 0.4%
Republic of Uzbekistan International Bond Series 144A, 3.90%, 10/19/2031 (a)	100,000	70,037
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,374,376)		3,189,092
Security Description	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.6%
Federal National Mortgage Association:
TBA, 2.00%, 10/15/2037 (f)	$ 300,000	$ 263,986
TBA, 2.00%, 10/15/2052 (f)	675,000	545,694
TBA, 2.50%, 10/18/2037 (f)	250,000	226,186
TBA, 2.50%, 10/15/2052 (f)	525,000	440,494
TBA, 3.00%, 10/15/2052 (f)	350,000	304,063
TBA, 3.50%, 10/15/2052 (f)	200,000	179,742
TBA, 4.00%, 10/15/2052 (f)	200,000	185,359
TBA, 4.50%, 10/15/2052 (f)	100,000	95,155
Government National Mortgage Association:
TBA, 2.00%, 10/20/2052 (f)	100,000	83,048
TBA, 2.50%, 10/20/2052 (f)	100,000	85,708
TBA, 3.00%, 10/20/2052 (f)	125,000	110,226
TBA, 3.50%, 10/20/2052 (f)	90,000	81,653
TBA, 4.00%, 10/20/2052 (f)	150,000	139,882
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,857,117)		2,741,196
COMMERCIAL MORTGAGE BACKED SECURITIES — 2.0%
BANK Series 2021-BN33, Class A5, 2.56%, 5/15/2064	75,000	61,228
Benchmark Mortgage Trust Series 2021-B31, Class A5, 2.67%, 12/15/2054	100,000	81,468
GS Mortgage Securities Trust Series 2018-GS9, Class AS, 4.14%, 3/10/2051 (b)	99,000	89,994
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class AS, 4.17%, 7/15/2045 (b)	60,000	59,135
Morgan Stanley Capital I Trust Series 2016-UB12, Class A3, 3.34%, 12/15/2049	98,350	91,259
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $455,758)		383,084
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 10.0%
DOMESTIC EQUITY — 2.0%
SPDR ICE Preferred Securities ETF (g)	10,850	378,231
DOMESTIC FIXED INCOME — 6.0%
SPDR Blackstone Senior Loan ETF (g)	14,000	572,180

See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Principal Amount	Value
SPDR Bloomberg Convertible Securities ETF (g)	$ 8,850	$ 560,205
		1,132,385
INTERNATIONAL FIXED INCOME — 2.0%
SPDR Bloomberg Emerging Markets Local Bond ETF (g)	19,100	362,327
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $2,287,690)		1,872,943
	Shares
SHORT-TERM INVESTMENT — 11.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 2.98% (h) (i) (Cost $2,225,579)	2,225,579	2,225,579
TOTAL INVESTMENTS — 112.4% (Cost $25,593,867)		21,110,058
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.4)%		(2,324,300)
NET ASSETS — 100.0%		$ 18,785,758
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 31.4% of net assets as of September 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of September 30, 2022. Maturity date shown is the final maturity.
(d)	Amount is less than 0.05% of net assets.
(e)	Security is currently in default and/or issuer is in bankruptcy.
(f)	Security, or a portion of the security has been designated as collateral for TBA securities.
(g)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2022.
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

At September 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Yr. U.S. Treasury Futures (short)	(13)	12/20/2022	$(1,636,688)	$(1,540,317)	$ 96,371
U.S. Treasury Long Bond Futures (long)	1	12/20/2022	137,258	126,406	(10,852)
Ultra U.S. Treasury Bond Futures (long)	5	12/20/2022	750,547	685,000	(65,547)
5 Yr. U.S. Treasury Note Futures (long)	8	12/30/2022	891,287	860,063	(31,224)
					$ (11,252)
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

During the period ended September 30, 2022, average notional values related to long and short futures contracts were $1,760,465 and $996,284 respectively.
Centrally Cleared Credit Default Swap Contracts

Reference Entity	Counterparty	Notional Amount (000s Omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange, Inc.	2,500	1.00%/ Quarterly	12/20/27	$(248,542)	$(201,931)	$ (46,611)
Markit CDX North America High Yield Index	Intercontinental Exchange, Inc.	250	1.00%/ Quarterly	12/20/27	905	459	1,364
							$(45,247)

During the period ended September 30, 2022, average notional value related to centrally cleared credit default swap contracts was $1,035,385.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$10,203,398	$—	$10,203,398
Asset-Backed Securities	—	494,766	—	494,766
Foreign Government Obligations	—	3,189,092	—	3,189,092
U.S. Government Agency Obligations	—	2,741,196	—	2,741,196
Commercial Mortgage Backed Securities	—	383,084	—	383,084
Mutual Funds and Exchange Traded Products	1,872,943	—	—	1,872,943
Short-Term Investment	2,225,579	—	—	2,225,579
TOTAL INVESTMENTS	$4,098,522	$ 17,011,536	$—	$ 21,110,058
OTHER FINANCIAL INSTRUMENTS:
Credit Default Swaps(a)	—	1,364	—	1,364
Futures Contracts(b)	$ 96,371	$ —	$—	$ 96,371
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ 96,371	$ 1,364	$—	$ 97,735
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$4,194,893	$17,012,900	$—	$21,207,793
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Credit Default Swaps(a)	$ —	$ (46,611)	$—	$ (46,611)
Futures Contracts(b)	(107,623)	—	—	(107,623)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (107,623)	$ (46,611)	$—	$ (154,234)
(a)	Credit Default Swaps are valued at unrealized appreciation (depreciation).
(b)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table
	Number of Shares Held at 12/23/2021*	Value at 12/23/2021*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
SPDR Blackstone Senior Loan ETF	—	$—	$ 696,620	$ 58,553	$ (762)	$ (65,125)	14,000	$ 572,180	$20,043
SPDR Bloomberg Convertible Securities ETF	—	—	737,476	10,333	(2,040)	(164,898)	8,850	560,205	6,518
SPDR Bloomberg Emerging Markets Local Bond ETF	—	—	487,009	19,138	(2,798)	(102,746)	19,100	362,327	12,063
SPDR ICE Preferred Securities ETF	—	—	487,812	23,927	(3,676)	(81,978)	10,850	378,231	16,146
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	26,996,986	24,771,407	—	—	2,225,579	2,225,579	19,065
Total		$—	$29,405,903	$24,883,358	$(9,276)	$(414,747)		$4,098,522	$73,835
*	Commencement of operations.
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

ASSETS
Investments in unaffiliated issuers, at value	$ 17,011,536
Investments in affiliated issuers, at value	4,098,522
Total Investments	21,110,058
Foreign currency, at value	94
Net cash at broker	687,942
Cash	8
Dividends receivable — affiliated issuers	5,045
Interest receivable — unaffiliated issuers	193,929
Receivable for foreign taxes recoverable	593
Prepaid expenses and other assets	51
TOTAL ASSETS	21,997,720
LIABILITIES
Payable for investments purchased	2,860,501
Payable for accumulated variation margin on open futures contracts	11,232
Payable for accumulated variation margin on swap contracts	245,838
Advisory fee payable	25,774
Custodian fees payable	13,409
Administration fees payable	812
Transfer agent fees payable	5,568
Registration and filing fees payable	11,117
Professional fees payable	37,070
Printing and postage fees payable	43
Accrued expenses and other liabilities	598
TOTAL LIABILITIES	3,211,962
NET ASSETS	$18,785,758
NET ASSETS CONSIST OF:
Paid-in Capital	$23,987,390
Total distributable earnings (loss)	(5,201,632)
NET ASSETS	$18,785,758
Class K
Net Assets	$18,785,758
Shares Outstanding	2,400,000
Net asset value, offering and redemption price per share	$ 7.83
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$21,080,598
Investments in affiliated issuers	4,513,269
Total cost of investments	$25,593,867
Foreign currency, at cost	$ 94
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2022 (a)

INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 682,800
Dividend income — affiliated issuers	73,835
TOTAL INVESTMENT INCOME (LOSS)	756,635
EXPENSES
Advisory fee	41,476
Administration fees	8,295
Custodian fees	29,025
Trustees’ fees and expenses	15,837
Transfer agent fees	7,177
Registration and filing fees	11,163
Professional fees and expenses	37,127
Printing and postage fees	4,815
Insurance expense	13
Miscellaneous expenses	1,510
TOTAL EXPENSES	156,438
Expenses waived/reimbursed by the Adviser	(40,297)
NET EXPENSES	116,141
NET INVESTMENT INCOME (LOSS)	$ 640,494
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(522,589)
Investments — affiliated issuers	(9,276)
Futures contracts	(196,578)
Swaps Contracts	26,495
Net realized gain (loss)	(701,948)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(4,069,062)
Investments — affiliated issuers	(414,747)
Futures contracts	(11,252)
Swap contracts	(45,247)
Net change in unrealized appreciation/depreciation	(4,540,308)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,242,256)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(4,601,762)
(a) For the period December 23, 2021 (commencement of operations) through September 30, 2022.
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Period 12/23/21*- 9/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 640,494
Net realized gain (loss)	(701,948)
Net change in unrealized appreciation/depreciation	(4,540,308)
Net increase (decrease) in net assets resulting from operations	(4,601,762)
DISTRIBUTIONS TO SHAREHOLDERS:
Class K	(612,480)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Class K
Proceeds from sale of shares sold	24,000,000
Net increase (decrease) in net assets from beneficial interest transactions	24,000,000
Net increase (decrease) in net assets during the period	18,785,758
Net assets at beginning of period	—
NET ASSETS AT END OF PERIOD	$18,785,758
SHARES OF BENEFICIAL INTEREST:
Class K
Shares sold	2,400,000
Net increase (decrease) from share transactions	2,400,000
*	Commencement of operations.
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

For the Period 12/23/21*- 9/30/22
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27
Net realized and unrealized gain (loss) (b)	(2.18)
Total from investment operations	(1.91)
Distributions to shareholders from:
Net investment income	(0.26)
Net asset value, end of period	$ 7.83
Total return (c)	(19.32)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,786
Ratios to average net assets:
Total expenses	0.94%(d)
Net expenses	0.70%(d)
Net investment income (loss)	3.86%(d)
Portfolio turnover rate	8%(e)(f)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(d)	Annualized.
(e)	Not annualized.
(f)	The portfolio turnover calculated did not include "To-Be-Announced" transactions and, if it had, the portfolio turnover would have been 180%.
See accompanying notes to financial statements.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.    Organization
State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2022, the Trust consists of thirty-two (32) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board" and each member thereof, a "Trustee") to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the following series (the “Fund”):
Fund	Classes	Commencement of Operations	Diversification Classification
State Street Diversified Income Fund	Class K	December 23, 2021	Diversified
The Fund was formed on December 22, 2021 and commenced operations on December 23, 2021.
Class K shares are sold without a sales charge and only to certain eligible investors.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
The Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value the Fund's investments by major category are as follows:
•   Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Government and municipal fixed income securities are generally valued using quotations from independent

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•   Debt obligations (including short-term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•   Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•   Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Various inputs are used in determining the value of the Fund’s investments.
The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of the Fund’s investments according to the fair value hierarchy as of September 30, 2022 is disclosed in the Fund’s Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund within the Trust.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes
The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund's Statement of Assets and Liabilities.
Distributions
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities
During the period ended September 30, 2022, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

To-Be-Announced Transactions
The Fund may seek to obtain exposure to U.S. agency mortgage pass through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price. The Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. The Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties. The Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.
4.    Derivative Financial Instruments
Futures Contracts
The Fund may enter into futures contracts to meet the Fund's objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in the Net cash collateral on deposit with broker for future contracts on the Statement of Assets and Liabilities. Subsequent payments are made or received by the Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
For the year ended September 30, 2022, the Fund entered into treasury futures contracts in order to actively manage duration.
Credit Default Swaps
During the year ended September 30, 2022, the Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
The following tables summarize the value of the Fund's derivative instruments as of September 30, 2022, and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:
	Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Futures Contracts	$11,232	$—	$ —	$—	$—	$ 11,232
Swap Contracts	—	—	245,838	—	—	245,838
	Net Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Futures Contracts	$(196,578)	$—	$ —	$—	$—	$(196,578)
Swap Contracts	—	—	26,495	—	—	26,495
	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Futures Contracts	$(11,252)	$—	$ —	$—	$—	$ (11,252)
Swap Contracts	—	—	(45,247)	—	—	(45,247)
5.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services, the Fund pays the Adviser a management fee at an annual rate of 0.25% of its average daily net assets. The fees are accrued daily and paid monthly.
The Adviser is contractually obligated until January 31, 2023 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that total annual operating expenses (exclusive of non-recurring account fees, interest, taxes, and extraordinary expenses) exceed 0.70% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to January 31, 2023 except with approval of the Board. For the year ended September 30, 2022, fees waived and expenses reimbursed by the Adviser, pursuant to the agreement, were $40,297.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

Administrator, Custodian, Fund Accountant and Sub-Administrator Fees
SSGA FM serves as administrator to the Fund. For its administrative services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets of the Fund. The fees are accrued daily and paid monthly. State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, fund accountant and sub-administrator to the Fund. SSGA FM and the Fund each pay a portion of the fee to State Street for performing such services.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Fund.
Other Transactions with Affiliates
The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2022, are disclosed in the Schedule of Investments.
From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2022, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 10% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 10% of the aggregate shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 10% Affiliated Account Holders	Percentage of Affiliated Ownership
State Street Diversified Income Fund	1	100%
Due to Custodian
In certain circumstances, the Fund may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Fund.
6.    Trustees’ Fees
The fees and expenses of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the year ended September 30, 2022 were as follows:
	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
State Street Diversified Income Fund	$40,554,489	$37,283,864	$21,996,917	$1,466,985
8.    Income Tax Information
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

The Fund will file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, futures contracts and swap contracts.
The tax character of distributions paid during the year ended September 30, 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
State Street Diversified Income Fund	$612,480	$—	$612,480
At September 30, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
State Street Diversified Income Fund	$—	$(706,593)	$—	$(4,495,039)	$(5,201,632)
As of September 30, 2022, the following Fund had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
State Street Diversified Income Fund	$581,921	$124,672
As of September 30, 2022, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Diversified Income Fund	$25,548,598	$548	$4,495,587	$(4,495,039)
9.    Risks
Interest Rate Risk
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments.
Credit Risk
The Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

Market Risk
The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has spread globally. In an organized attempt to contain and mitigate the effects of the spread of COVID-19, governments and businesses world-wide took and may continue to take aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in and may continue to result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of the Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
10.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
11.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

STATE STREET DIVERSIFIED INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of State Street Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of State Street Diversified Income Fund (the “Fund”) (one of the funds constituting State Street Institutional Investment Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 23, 2021 (commencement of operations) through September 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of State Street Diversified Income Fund (one of the funds constituting State Street Institutional Investment Trust) at September 30, 2022, and the results of its operations, changes in its net assets and its financial highlights for the period from December 23, 2021 (commencement of operations) through September 30, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 23, 2022

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
OTHER INFORMATION
September 30, 2022 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2022 to September 30, 2022.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Diversified Income Fund	0.70%	$861.40	$3.27	$1,021.60	$3.55
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended September 30, 2022.
Dividends Received Deduction
The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Fund during the fiscal year ended September 30, 2022 are considered qualified dividend income and are eligible for reduced tax rates. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
The Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
The Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Proxy Voting Policies and Procedures and Records
The Fund has adopted the proxy voting policies of the Adviser. A description of the Fund’s proxy voting policies and procedures that are used by the Fund's Adviser to vote proxies relating to the Fund's portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) and (ii) on the SEC's website at www.sec.gov.
Information regarding how the Fund voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number on the SEC’s website, at www.sec.gov, and on the Fund's website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Fund's first and third fiscal quarter-ends, a complete Schedule of Investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC’s website at www.sec.gov and on the Fund's website at www.ssga.com. The Fund's Schedule of Investments is available upon request, without charge, by calling 1-800-997-7327 (toll free).

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Trustees
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	57	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc. (1992 - 2017); Director, The Taiwan Fund, Inc. (2007 - 2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Europe Limited (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 - 2019, Independent Director, SSGA Qualified Funds PLC.	57	Board Director and Chairman, SPDR Europe 1PLC Board (2011 - present); Board Director and Chairman, SPDR Europe II, PLC (2013 - present).
John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2020 - present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	57	Director, Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present); Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (since 2019); Trustee of Gregorian University Foundation (1992 - 2007); Chairman of the Board of Directors, Vivaldi Biosciences Inc. (May 2017 - present); Chairman of the Supervisory Board, Vivaldi Biosciences AG. (May 2017 - present); Trustee, Gallim Dance (December 2021 - present).
Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	57	1998 to December 2008, Chairman, Board Member and December 2008 to present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (2001 - 2017) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings (2003 - January 2021), Regenesis Biomedical Inc. (April 2012 - present).
Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 - 2009); Trustee, Randolph-Macon College (2004 - 2016).	57	None.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 - June 2022) and Accounting Professor (1987 - present) at Fordham University.	57	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).
Margaret McLaughlin c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee	Term: Indefinite Appointed: 9/22	Consultant (since 2020) Bates Group (consultants); Consultant (2019 - 2020) Madison Dearborn Partners (private equity); General Counsel/CCO (2011 - 2019) Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology).	57	Director, Manning & Napier Fund Inc. (2021 - present).
George Pereira c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 - September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	57	Director, Pacific Premier Bancorp, Pacific Premier Bank (2021 - present); Director, Charles Schwab Asset Management (Ireland) Ltd., & Charles Schwab Worldwide Funds plc. (2005 - 2020); Director, Rotaplast International, Inc. (non-profit providing free medical services to children worldwide) (2012 - 2018).
Interested Trustee(1)
Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).	57	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 - present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 - present).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
(1) The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2) Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
* Served in various capacities and/or with various affiliated entities during noted time period.

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President, Trustee	Term: Indefinite Elected: 10/12	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors. (April 2005 - present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 11/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*
Ryan Hill SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1982	Assistant Treasurer	Term: Indefinite Elected: 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2017 - present); Assistant Vice President, State Street Bank and Trust Company (May 2014 - May 2017).
John Bettencourt SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1976	Assistant Treasurer	Term: Indefinite Elected: 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and General Counsel, State Street Global Advisors (May 2022 - present); Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - May 2022).

STATE STREET INSTITUTIONAL INVESTMENT TRUST
STATE STREET DIVERSIFIED INCOME FUND
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (October 2010 - October 2019).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

* Served in various capacities and/or with various affiliated entities during noted time period.
Statement of Additional Information (SAI) includes additional information about the Fund's Trustees and officers and is available, without charge, upon request and by calling 1-877-521-4083.

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Trustees
John R. Costantino
Michael F. Holland
Michael A. Jessee
Ellen M. Needham
Donna M. Rapaccioli
Patrick J. Riley
Richard D. Shirk
Margaret McLaughlin
George Pereira
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Legal Counsel
Ropes & Gray LLP
800 Boylston Street
Boston, MA 02199
Transfer Agent
DST Asset Manager Solutions, Inc.
State Street Global Advisors
P.O. Box 219737
Kansas City, MO 64121-9737
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.
State Street Institutional Investment Trust
State Street Bank and Trust Company
P.O. Box 5049
Boston, MA 02206
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

(b)	Not Applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Investment Trust (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. For the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland, Richard D. Shirk and John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal period ended September 30, 2022, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“EY”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by EY in connection with the Trust’s statutory and regulatory filings and engagements were $95,130.

For the fiscal year ending September 30, 2021, the aggregate audit fees billed for professional services rendered by BBD LLP (“BBD”), the Trust’s prior principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by BBD in connection with the Trust’s statutory and regulatory filings and engagements were $45,500.

(b)	Audit-Related Fees

For the fiscal periods ended September 30, 2022 and September 30, 2021, there were no fees for assurance and related services by EY or BBD, respectively, reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal period ended September 30, 2022, the aggregate tax fees billed for services related to the review of year-end distribution requirements were $8,220.

For the fiscal year ended September 30, 2021, the aggregate tax fees billed for professional services rendered by BBD for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $0.

(d)	All Other Fees

For the fiscal period ended September 30, 2022, there were no fees billed for professional services rendered by EY for products and services provided by EY to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal period ended September 30, 2022, the aggregate fees for professional services rendered by EY for products and services provided by EY to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $9,327,125.

For the fiscal year ended September 30, 2021, the aggregate fees billed for professional services rendered by BBD for products and services provided by BBD to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee, were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraph (ii) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid by Adviser and Certain Affiliates

For the fiscal period ended September 30, 2022, the aggregate non-audit fees billed by EY for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2022 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)
Investment Adviser:	—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.1
Tax Fees	$5.4
All Other Fees	$14.5

(1)	Information is for the calendar year 2022.

(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

For the fiscal period ended September 30, 2021, the aggregate non-audit fees billed by BBD for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were $0.

(h)

EY notified the Trust’s Audit Committee of all non-audit services that were rendered by EY to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)

Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	STATE STREET INSTITUTIONAL INVESTMENT TRUST

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	December 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	December 7, 2022

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	December 7, 2022